                                                                     Exhibit 4.3







                   ------------------------------------------


                            PPL ENERGY SUPPLY, LLC,
                                   AS ISSUER




                                PPL CORPORATION,
                                  AS GUARANTOR


                                       TO


                              JPMORGAN CHASE BANK,
                                   AS TRUSTEE


                                   ---------




                                   INDENTURE


                            DATED AS OF MAY 21, 2003

                    2 5/8% CONVERTIBLE SENIOR NOTES DUE 2023


                   ------------------------------------------

                               TABLE OF CONTENTS

                                                                                                            PAGE
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................................       1

     SECTION 101.   Definitions.........................................................................       1
     SECTION 102.   Compliance Certificates and Opinions................................................       9
     SECTION 103.   Form of Documents Delivered to Trustee..............................................      10
     SECTION 104.   Acts of Holders.....................................................................      11
     SECTION 105.   Notices, Etc. to Trustee or Company.................................................      13
     SECTION 106.   Notice to Holders of Securities; Waiver.............................................      14
     SECTION 107.   Conflict with Trust Indenture Act...................................................      14
     SECTION 108.   Effect of Headings and Table of Contents............................................      14
     SECTION 109.   Successors and Assigns..............................................................      14
     SECTION 110.   Separability Clause.................................................................      14
     SECTION 111.   Benefits of Indenture...............................................................      15
     SECTION 112.   GOVERNING LAW.......................................................................      15
     SECTION 113.   Legal Holidays......................................................................      15

ARTICLE TWO THE SECURITIES..............................................................................      15

     SECTION 201.   Title and Terms.....................................................................      15
     SECTION 202.   Legends.............................................................................      17
     SECTION 203.   Execution, Authentication, Delivery and Dating......................................      22
     SECTION 204.   Form of Trustee's Certificate of Authentication.....................................      22
     SECTION 205.   Temporary Securities................................................................      23
     SECTION 206.   Registration, Registration of Transfer and Exchange.................................      23
     SECTION 207.   Mutilated, Destroyed, Lost and Stolen Securities....................................      24
     SECTION 208.   Payment of Interest; Interest Rights Preserved......................................      25
     SECTION 209.   Persons Deemed Owners...............................................................      26
     SECTION 210.   Book-Entry Provisions for the Global Securities.....................................      26
     SECTION 211.   Special Transfer Provisions.........................................................      28
     SECTION 212.   Cancellation........................................................................      31
     SECTION 213.   Computation of Interest.............................................................      32

ARTICLE THREE COVENANTS.................................................................................      32

     SECTION 301.   Payment of Principal and Interest...................................................      32
     SECTION 302.   Maintenance of Office or Agency.....................................................      32
     SECTION 303.   Money for Securities Payments to Be Held in Trust...................................      33
     SECTION 304.   Existence as a Limited Liability Company............................................      35
     SECTION 305.   Annual Officer's Certificate........................................................      35

ARTICLE FOUR REDEMPTION OF SECURITIES AT THE OPTION OF THE COMPANY......................................      35

     SECTION 401.   Redemption of Securities at the Option of the Company...............................      35

                                                                                                            PAGE
     SECTION 402.   Applicability of Article............................................................      35
     SECTION 403.   Election to Redeem; Notice to Trustee...............................................      35
     SECTION 404.   Selection by Trustee of Securities to Be Redeemed...................................      36
     SECTION 405.   Notice of Redemption................................................................      36
     SECTION 406.   Deposit of Redemption Price.........................................................      37
     SECTION 407.   Securities Payable on Redemption Date...............................................      37
     SECTION 408.   Securities Redeemed in Part.........................................................      38

ARTICLE FIVE PURCHASE OF SECURITIES AT THE OPTION OF HOLDERS............................................      38

     SECTION 501.   Purchase of Securities at Option of Holders Upon Purchase Dates.....................      38
     SECTION 502.   Purchase of Securities at the Option of Holders Upon a Fundamental Change...........      41
     SECTION 503.   Terms of Purchase...................................................................      44

ARTICLE SIX SATISFACTION AND DISCHARGE..................................................................      45

     SECTION 601.   Satisfaction and Discharge of Indenture.............................................      45

ARTICLE SEVEN EVENTS OF DEFAULT; REMEDIES...............................................................      46

     SECTION 701.   Events of Default...................................................................      46
     SECTION 702.   Acceleration of Stated Maturity; Rescission and Annulment...........................      47
     SECTION 703.   Collection of Indebtedness and Suits for Enforcement by Trustee.....................      48
     SECTION 704.   Trustee May File Proofs of Claim....................................................      48
     SECTION 705.   Trustee May Enforce Claims Without Possession of Securities.........................      49
     SECTION 706.   Application of Money Collected......................................................      49
     SECTION 707.   Limitation on Suits.................................................................      50
     SECTION 708.   Unconditional Right of Holders to Receive Principal and Interest....................      50
     SECTION 709.   Restoration of Rights and Remedies..................................................      50
     SECTION 710.   Rights and Remedies Cumulative......................................................      51
     SECTION 711.   Delay or Omission Not Waiver........................................................      51
     SECTION 712.   Control by Holders of Securities....................................................      51
     SECTION 713.   Waiver of Past Defaults.............................................................      51
     SECTION 714.   Undertaking for Costs...............................................................      52
     SECTION 715.   Waiver of Usury, Stay or Extension Laws.............................................      52

ARTICLE EIGHT THE TRUSTEE...............................................................................      52

     SECTION 801.   Certain Duties and Responsibilities.................................................      52
     SECTION 802.   Notice of Defaults..................................................................      53
     SECTION 803.   Certain Rights of Trustee...........................................................      54
     SECTION 804.   Not Responsible for Recitals or Issuance of Securities..............................      55
     SECTION 805.   May Hold Securities.................................................................      55
     SECTION 806.   Money Held in Trust.................................................................      55
     SECTION 807.   Compensation and Reimbursement......................................................      56
     SECTION 808.   Disqualification; Conflicting Interests.............................................      56
     SECTION 809.   Corporate Trustee Required; Eligibility.............................................      56

                                                                                                            PAGE
     SECTION 810.   Resignation and Removal; Appointment of Successor...................................      57
     SECTION 811.   Acceptance of Appointment by Successor..............................................      58
     SECTION 812.   Merger, Conversion, Consolidation or Succession to Business.........................      59
     SECTION 813.   Preferential Collection of Claims Against Company...................................      59
     SECTION 814.   Appointment of Authenticating Agent.................................................      59

ARTICLE NINE GUARANTEE..................................................................................      61

     SECTION 901.   Guarantee...........................................................................      61
     SECTION 902.   Subrogation.........................................................................      62
     SECTION 903.   Consideration.......................................................................      62

ARTICLE TEN CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER OF GUARANTOR............................      63

     SECTION 1001.   Guarantor May Consolidate, Etc., Only on Certain Terms.............................      63
     SECTION 1002.   Successor Person Substituted.......................................................      63
     SECTION 1003.   Limitations........................................................................      64

ARTICLE ELEVEN CONVERSION OF SECURITIES.................................................................      64

     SECTION 1101.   Conversion Privilege...............................................................      64
     SECTION 1102.   Conversion Procedure...............................................................      64
     SECTION 1103.   Fractional Shares..................................................................      66
     SECTION 1104.   Taxes on Conversion................................................................      66
     SECTION 1105.   Guarantor To Provide Shares of Common Stock........................................      66
     SECTION 1106.   Adjustment of Conversion Rate......................................................      67
     SECTION 1107.   When Adjustment May Be Deferred....................................................      70
     SECTION 1108.   When No Adjustment Required........................................................      71
     SECTION 1109.   Notice of Adjustment...............................................................      71
     SECTION 1110.   Voluntary Increase.................................................................      71
     SECTION 1111.   Notice of Certain Transactions.....................................................      72
     SECTION 1112.   Trustee's Adjustment Disclaimer....................................................      72
     SECTION 1113.   Successive Adjustments.............................................................      73
     SECTION 1114.   Calculations in Respect of the Securities..........................................      73
     SECTION 1115.   Future Stockholder Rights Plans....................................................      74

ARTICLE TWELVE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY........................................      74

     SECTION 1201.   Lists of Holders...................................................................      74
     SECTION 1202.   Reports by Trustee and Company.....................................................      74

ARTICLE THIRTEEN CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER OF THE COMPANY.....................      75

     SECTION 1301.   Company May Consolidate, Etc., Only on Certain Terms...............................      75
     SECTION 1302.   Successor Person Substituted.......................................................      75
     SECTION 1303.   Limitations........................................................................      76

                                                                                                            PAGE
ARTICLE FOURTEEN SUPPLEMENTAL INDENTURES................................................................      76

     SECTION 1401.   Supplemental Indentures Without Consent of Holders.................................      76
     SECTION 1402.   Supplemental Indentures With Consent of Holders....................................      78
     SECTION 1403.   Execution of Supplemental Indentures...............................................      78
     SECTION 1404.   Effect of Supplemental Indentures..................................................      79
     SECTION 1405.   Conformity With Trust Indenture Act................................................      79
     SECTION 1406.   Reference in Securities to Supplemental Indentures.................................      79

ARTICLE FIFTEEN IMMUNITY OF MEMBERS, OFFICERS, DIRECTORS AND MANAGERS...................................      79

     SECTION 1501.   Liability Limited..................................................................      79

Exhibit A     Form of 2 5/8% Convertible Senior Note due 2023

                             PPL ENERGY SUPPLY, LLC

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of May 21, 2003

Trust Indenture Act Section                               Indenture Section
Section 310 (a)(1)..............................          809
            (a)(2)...............................         809
            (a)(3)...............................         Not Applicable
            (a)(4)...............................         Not Applicable
            (b)..................................         808
                                                          810
Section 311 (a)..................................         813
            (b)..................................         813
            (c)..................................         Not Applicable
Section 312 (a)..................................         1201
            (b)..................................         1201
            (c)..................................         1201
Section 313 (a)..................................         1202
            (b)(1)...............................         Not Applicable
            (b)(2)...............................         1202
            (c)..................................         1202
            (d)..................................         1202
Section 314 (a)..................................         1202
            (a)(4)...............................         305
            (b)..................................         Not Applicable
            (c)(1)...............................         102
            (c)(2)...............................         102
            (c)(3)...............................         Not Applicable
            (d)..................................         Not Applicable
            (e)..................................         102
Section 315 (a)..................................         801(a)
            (b)..................................         802
            (c)..................................         801(b)
            (d)..................................         801(c)
            (d)(1)...............................         801(a)(1), 801(c)(1)
            (d)(2)...............................         801(c)(2)
            (d)(3)...............................         801(c)(3)
            (e)..................................         714
Section 316 (a)..................................         712
                                                          713
            (a)(1)(A)............................         702
                                                          712
            (a)(1)(B)............................         713
            (a)(2)...............................         Not Applicable

            (b)..................................         708
Section 317 (a)(1)...............................         703
            (a)(2)...............................         704
            (b)..................................         303
Section 318 (a)..................................         107

Note: This reconciliation table shall not, for any purpose, be deemed to be part of this Indenture.

            INDENTURE, dated as of May 21, 2003 among PPL ENERGY SUPPLY, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY"), having its principal office at Two North Ninth Street, Allentown, Pennsylvania 18101, as issuer, PPL CORPORATION, a Pennsylvania corporation (the "GUARANTOR"), as guarantor, and JPMORGAN CHASE BANK, a New York banking corporation, having its principal corporate trust office at 4 New York Plaza, New York, New York 10004, as Trustee (herein called the "TRUSTEE").

                                     RECITAL

            The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance of the Company's 2 5/8% Convertible Senior Notes due 2023 (herein called the "SECURITIES"), to be issued as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been performed.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities (except as otherwise contemplated herein), as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Section 101 have the meanings assigned to them in this Section 101 and include the plural as well as the singular;

            (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (d) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

            (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "ACT," when used with respect to any Holder of a Security, has the meaning specified in Section 104(a) hereof.

            "ADDITIONAL AMOUNTS" means all amounts, if any, payable pursuant to
Section 2(e) of the Registration Rights Agreement.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGENT MEMBERS" has the meaning specified in Section 210(a) hereof.

            "APPLICABLE STOCK PRICE" of Common Stock on any date means the average of the Closing Sale Price for the five consecutive Trading Days starting the third Trading Day following the applicable Conversion Date.

            "AUTHENTICATING AGENT" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities.

            "AUTHORIZED OFFICER" means the President, any Vice President, the Treasurer, or any other Person duly authorized by the Company or the Guarantor, as applicable, to act in respect of matters relating to this Indenture.

            "BOARD OF DIRECTORS" means either the board of directors of the Guarantor or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

            "BOARD OF MANAGERS" means either the board of managers of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Guarantor or the Board of Managers of the Company, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BUSINESS DAY", means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York or other city in which any Paying Agent is located.

            "CASH SETTLEMENT NOTICE PERIOD" has the meaning specified in Section 1102 hereof.

            "CLOSING SALE PRICE" of the Common Stock on any date means the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the Nasdaq System or by the National Quotation Bureau Incorporated.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

            "COMMON STOCK" means the Common Stock, par value $0.01 per share, of the Guarantor.

            "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "COMPANY ORDER" or "COMPANY REQUEST" mean, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer thereof and delivered to the Trustee.

            "COMPANY PURCHASE NOTICE" has the meaning specified in Section 501(d) hereof.

            "CONVERSION AGENT" means the Trustee or such other office or agency designated by the Company where Securities may be presented for conversion.

            "CONVERSION DATE" has the meaning specified in Section 1102 hereof.

            "CONVERSION PRICE" has the meaning specified in Section 1101 hereof.

            "CONVERSION RATE" has the meaning specified in Section 1101 hereof.

            "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 4 New York Plaza, New York, New York 10004, Attention: Institutional Trust Services.

            "CORPORATION" means a corporation, association, company, joint stock company, limited liability company or business trust, and references to "corporate" and other derivations of "corporation" herein shall be deemed to include appropriate derivations of such entities.

            "CURRENT MARKET PRICE" per share of Common Stock on any day means the average of the daily closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the Nasdaq System or by the National Quotation Bureau Incorporated for the five consecutive Trading Days ending on the earlier of the day in question (including upon the occurrence of a Fundamental Change) and the day before the "ex-dividend trading" with respect to the issuance or distribution requiring such computation.

            "DEFAULTED INTEREST" has the meaning specified in Section 208 hereof.

            "DEFINITIVE SECURITY" means, any Security that is not a Global Security.

            "DEPOSITARY" means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC or any other clearing agency registered under the Exchange Act and appointed as such pursuant to Section 210(d).

            "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

            "DTC" means The Depository Trust Company.

            "EVENT OF DEFAULT" has the meaning specified in Section 701 hereof.

            "EX-DATE" or "EX-DIVIDEND TRADING" means, when used with respect to any issuance or distribution, the first date on which the Common Stock trades regular way on the applicable exchange or in the applicable market without the right to receive the issuance or distribution.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXPIRATION TIME" has the meaning specified in Section 1106(a)(6) hereof.

            "FUNDAMENTAL CHANGE" is any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which is not all or substantially all common stock (including American Depositary Receipts) that (i) is listed on, or immediately after the transaction or event will be listed on, a United States national securities exchange, or
(ii) is approved, or immediately after the transaction or event will be approved, for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

            "FUNDAMENTAL CHANGE NOTICE" has the meaning provided in Section 502(b) hereof.

            "FUNDAMENTAL CHANGE PAYMENT" has the meaning provided in Section 502(a) hereof.

            "FUNDAMENTAL CHANGE PURCHASE DATE" has the meaning provided in
Section 502(a) hereof.

            "FUNDAMENTAL CHANGE PURCHASE NOTICE" has the meaning provided in
Section 502(c)(1) hereof.

            "FUNDAMENTAL CHANGE PURCHASE PRICE" has the meaning provided in
Section 502(a) hereof.

            "GLOBAL SECURITY" means a Security evidencing all or part of the Securities, issued to the Depositary or its nominee and registered in the name of the Depositary or its nominee.

            "GLOBAL SECURITY LEGEND" has the meaning provided in Section 202(b) hereof.

            "GOVERNMENT OBLIGATIONS" means securities which are (a) (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

            "GUARANTEE" means any guarantee of payment of the Securities and certain other monetary obligations of the Company pursuant to Article Nine and the guarantee of the obligations of the Company to deliver shares of Common Stock upon conversion of the Securities pursuant to Section 1105 by the Guarantor.

            "GUARANTOR" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Guarantor" shall mean such successor person.

            "HOLDER" means a Person in whose name a Security is registered in the Security Register.

            "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended, including, for all purposes of this instrument, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture.

            "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

            "INITIAL PURCHASERS" means the several initial purchasers party to the Purchase Agreement.

            "INTEREST," where the context requires, shall include Additional Amounts, if any.

            "INTEREST PAYMENT DATE" means each May 15 and November 15 of each year, commencing November 15, 2003.

            "MARKET PRICE" means, with respect to the Common Stock, the average of the Closing Sale Prices for the five Trading Days ending on the third Business Day prior to the applicable Purchase Date, or, if such Business Day is not a Trading Day, then on the last Trading Day prior to such Business Day, appropriately adjusted to take into account the occurrence of certain events that would result in an adjustment of the Conversion Rate.

            "MONETARY OBLIGATIONS" has the meaning specified in Section 901 hereof.

            "NOTICE OF DEFAULT" means a written notice of the kind specified in
Section 701(c).

            "OBLIGATIONS" has the meaning specified in Section 901 hereof.

            "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer of the Company or the Guarantor, as applicable, and delivered to the Trustee.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or the Guarantor and who shall be acceptable to the Trustee.

            "ORIGINAL ISSUE DATE" means May 21, 2003.

            "OUTSTANDING," when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore canceled or delivered to the Trustee for cancellation;

            (b) Securities for whose payment or redemption, or for whose purchase pursuant to Article Five, money in the necessary amount has been theretofore deposited with the Trustee or the Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (c) Securities which have been paid pursuant to Section 207 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this

      Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, determined without regard to this clause) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "PAYING AGENT" means any Person, including the Company or the Guarantor, authorized by the Company or Guarantor, as applicable, to pay the principal of, or interest on, any Securities on behalf of the Company or any Guarantees on behalf of the Guarantor.

            "PERSON" means any individual, corporation, partnership, limited liability partnership, joint venture, trust or unincorporated organization or any government or any political subdivision, instrumentality or agency thereof.

            "PLACE OF PAYMENT", when used with respect to the Securities means the place or places, at which, subject to Section 302, principal of, and interest on, the Securities are payable.

            "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 207 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of May 15, 2003, among the Company, the Guarantor and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as the representatives of the Initial Purchasers.

            "PURCHASE DATE" has the meaning specified in Section 501(a) hereof.

            "PURCHASE PRICE" has the meaning specified in Section 501(a) hereof.

            "PURCHASE NOTICE" has the meaning specified in Section 501(e)(1) hereof.

            "PURCHASED SHARES" has the meaning specified in Section 1106(a)(6) hereof.

            "QIB" means any "qualified institutional buyer" (as term is defined in Rule 144A).

            "REDEMPTION DATE" has the meaning specified in Section 401 hereof.

            "REDEMPTION PRICE" has the meaning specified in Section 401 hereof.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of May 21, 2003, among the Company, the Guarantor and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as the representatives of the Initial Purchasers.

            "REGULAR RECORD DATE" for the interest on the Securities and Additional Amounts, if any, means the May 1 (whether or not a Business Day) next preceding an Interest Payment Date on May 15 and the November 1 (whether or not a Business Day) next preceding an Interest Payment Date on November 15.

            "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "RESTRICTED SECURITIES" has the meaning specified in Section 202(a) hereof.

            "RESTRICTED SECURITIES LEGEND" has the meaning specified in Section 202(a) hereof.

            "RULE 144A" means Rule 144A under the Securities Act.

            "SALE PRICE" of Common Stock on any date means the closing sale price per share of the Common Stock on that date (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) as reported on the Nasdaq National Market or, if the Common Stock is listed on a United States national or regional securities exchange, as reported in composite transactions for the principal United States securities exchange on which Common Stock is traded.

            "SECURITIES" has the meaning stated in the recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 206.

            "SHELF REGISTRATION STATEMENT" shall have the meaning contemplated by and in accordance with the terms of the Registration Rights Agreement.

            "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to
Section 208(a).

            "SPIN-OFF MARKET PRICE" per share of Common Stock of the Guarantor or the capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Guarantor on any day means the average of the daily Closing Sale Price of such securities for the 10 consecutive Trading Days commencing on and including the fifth Trading Day after the "ex date" with respect to the issuance or distribution requiring such computation.

            "STATED MATURITY" means May 15, 2023.

            "STOCK OBLIGATIONS" has the meaning specified in Section 901 hereof.

            "SUBSIDIARY" means any corporation, company, limited liability company or other business entity of which the requisite number of shares of stock or other equity ownership interests having ordinary voting power (without regard to the occurrence of any contingency) to elect a majority of the directors, managers or trustees thereof, or any partnership of which more than 50% of the partners' equity interests (considering all partners' equity interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by the Guarantor, one or more of the Subsidiaries, or any combination thereof.

            "TRADING DAY" means (a) if the applicable security is listed, admitted for trading or quoted on the New York Stock Exchange, the Nasdaq National Market or another U.S. national or regional securities exchange, a day on which the New York Stock Exchange, the Nasdaq National Market or such other national or regional securities exchange, as the case may be, is open for business or (b) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

            "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

            "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture Act of 1939 as in force at such time.

            "UNITED STATES" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

            Except as otherwise expressly provided in this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            (a) Any Officer's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate may be based as aforesaid are erroneous.

            Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company or the Guarantor, upon a certificate of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

            (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument.

            (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company or the Guarantor which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities or Guarantees issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company or the Guarantor, as the case may be, entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 104. ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor, as applicable. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee, the Company and the Guarantor deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership, principal amount and register numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

            (f) Securities authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            (g) The Company may, at its option, by Company Order, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but the Company shall have no obligation to do so; provided, however, that the Company may not fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 702, any request to institute proceedings referred to in Section 707 or any direction referred to in Section 712. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section ); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain Outstanding after such record date.

SECTION 105. NOTICES, ETC. TO TRUSTEE OR COMPANY.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (a) the Trustee by any Holder, by the Company or by the Guarantor, or (b) the Company or the Guarantor by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission, telex or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set forth for such party below or to such other address as either party hereto may from time to time designate:

                  If to the Company and/or the Guarantor, to:

                  PPL Energy Supply, LLC
                  Two North Ninth Street
                  Allentown, Pennsylvania  18101

                  Attention: Treasurer
                  Telephone: (610) 774-5987
                  Telecopy:  (610) 774-5235

                  and

                  PPL Corporation
                  Two North Ninth Street
                  Allentown, Pennsylvania  18101

                  Attention: Vice President-Finance and Treasurer
                  Telephone: (610) 774-5987
                  Telecopy:  (610) 774-5235

                  If to the Trustee, to:

                  JPMorgan Chase Bank
                  4 New York Plaza,
                  New York, New York 10004

                  Attention: Institutional Trust Services
                  Telephone: (212) 623-5181
                  Telecopy:  (212) 683-6216

            Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission, telex or other direct written electronic means, on the date of transmission, and if transmitted by registered mail, on the date of receipt.

SECTION 106. NOTICE TO HOLDERS OF SECURITIES; WAIVER.

            Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

            Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

            If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. For purposes of this Section, the Indenture shall be deemed to be at all times qualified under the Trust Indenture Act.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by each of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110. SEPARABILITY CLAUSE.

            In case any provision in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

            Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 113. LEGAL HOLIDAYS.

            In any case where any Interest Payment Date, Redemption Date, Purchase Date or Fundamental Change Purchase Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal or Additional Amounts need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or Fundamental Change Purchase Date or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Fundamental Change Purchase Date or Stated Maturity, as the case may be, to such Business Day.

                                  ARTICLE TWO

                                 THE SECURITIES

SECTION 201. TITLE AND TERMS.

            (a) The Securities shall be known and designated as the "2 5/8% CONVERTIBLE SENIOR NOTES DUE 2023" of the Company. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $400,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to Sections 205, 206, 207, 408, 503, 1102 or 1406. The Securities shall be issuable in denominations of $1,000 or integral multiples thereof.

            (b) The Securities shall mature on the date of Stated Maturity.

            (c) Interest on the Securities shall accrue at the rate of 2 5/8% per annum from and including the Original Issue Date until the principal thereof is paid or made available for payment. Interest shall be paid semi-annually in arrears on each Interest Payment Date. In addition, Additional Amounts may accrue on the Securities and be payable at the times and in the circumstances described in the Registration Rights Agreement.

            (d) A Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest and Additional Amounts, if any, on such Security on the corresponding Interest Payment Date. Holders of Securities at the close of business on a Regular Record Date shall receive payment of interest payable on the corresponding Interest Payment Date notwithstanding the conversion of such Securities at any time after the close of business on such Regular Record Date. Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (except with respect to Securities in respect of which a Redemption Date or Fundamental Change Purchase Date has been set that falls within this period or on such Interest Payment Date or to the extent any overdue interest exists at the time of such conversion) must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest that the Holder is to receive on the Securities. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

            (e) Principal of, interest, and Additional Amounts, if any, on Global Securities shall be payable to DTC in immediately available funds.

            (f) Principal on Definitive Securities shall be payable in immediately available funds or, at the option of the Company, at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest and Additional Amounts, if any, on Definitive Securities shall be payable at the Company's option (A) to Holders having an aggregate principal amount of Securities of $2,000,000 or less, by check mailed to the Holders of such Securities at the address therefore set forth in the Security Register and (B) to Holders having an aggregate principal amount of Securities of more than $2,000,000, either by check mailed to each such Holder at the address therefore set forth in the Security Register or, upon application by any such Holder to the Security Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder's account within the United States specified in such application, which application shall remain in effect until the Holder notifies, in writing, the Security Registrar to the contrary.

            (g) The Securities shall be redeemable at the option of the Company as provided in Article Four.

            (h) The Securities shall be purchasable by the Company at the option of Holders as provided in Article Five.

            (i) The Securities shall be convertible at the option of the Holders as provided in Article Eleven.

            (j) The Securities shall be guaranteed as to payment and performance of conversion rights by the Guarantor as provided in Article Nine; provided that nothing herein shall require the Guarantee to be endorsed on any Security and the failure to so endorse a

Guarantee thereon shall not impair the validity or enforceability of the Guarantee with respect to any such Security.

            (k) The Securities shall initially be issued in the form of one or more Global Securities.

            (l) The Securities shall be in substantially the form of Exhibit A hereto with such appropriate insertions, omissions, legends, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

SECTION 202. LEGENDS.

            (a) Restricted Securities Legends.

            Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 202(a)(1), and each Common Stock certificate representing shares of the Common Stock issued upon conversion of any Security issued hereunder, shall, upon issuance, bear the legend set forth in Section 202(a)(2) (each such legend, a "RESTRICTED SECURITIES LEGEND"), and such legend shall not be removed except as provided in Section 202(a)(3). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 202(a)(1) (together with each Common Stock certificate representing shares of the Common Stock issued upon conversion of such Security that bears or is required to bear the Restricted Securities Legend set forth in Section 202(a)(2), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 202(a) (including the applicable Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

            As used in this Section 202(a), the term "TRANSFER" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

                  (1) Restricted Securities Legend for Securities.

                  Except as provided in Section 202(a)(3), any certificate evidencing a Security (and all Securities issued in exchange therefor or substitution thereof, other than stock certificates representing shares of the Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 202(a)(2), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

            "THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THIS NOTE AND ANY COMMON STOCK ISSUABLE ON CONVERSION OF THIS NOTE AND ANY INTEREST OR PARTICIPATION

            HEREIN MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

            THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH PPL ENERGY SUPPLY, LLC (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR HEREOF), ONLY (A) TO THE COMPANY OR PPL CORPORATION, AS GUARANTOR, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) IF ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTES OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION."

                  (2) Restricted Securities Legend for the Common Stock Issued
            Upon Conversion of the Securities.

                  Each stock certificate representing shares of Common Stock issued upon conversion of the Securities will bear the following legend (unless such Common Stock has been sold pursuant to Rule 144 or pursuant to a registration statement that has been declared effective under the Securities Act):

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THIS SECURITY MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

            THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY BY PPL CORPORATION (THE "COMPANY"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) IF ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR
            (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

                  (3) Removal of the Restricted Securities Legends.

                  Each Security and each Common Stock certificate representing shares of the Common Stock issued upon conversion of any Security (other than a Common Stock certificate representing shares of the Common Stock issued upon conversion of a Security that previously has been sold pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such sale) shall bear the applicable Restricted Securities Legend set forth in Section 202(a)(1) or 202(a)(2), as the case may be, until the earlier of:

                        (i) the date which is the later of two years after the original issuance date of such Security and the last date that the Company, the Guarantor or any of either of their Affiliates was the owner of such Security;

                        (ii) and the date such Security has, or such shares of the Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale).

            The Holder must give notice thereof to the Trustee and any transfer agent for the Common Stock, as applicable.

                  Notwithstanding the foregoing, the Restricted Securities
            Legend may only be removed from any Security or any Common Stock certificate representing shares of the Common Stock issued upon conversion of any Security if there is delivered to the Company and the Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security or shares of the Common Stock issued upon conversion of Securities, as the case may be, will not violate the registration requirements of the Securities Act or the qualification requirements under any state securities laws. Upon provision of such satisfactory evidence, at the written direction of the Company, (i) in the case of a Security, the Trustee shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend or (ii) in the case of a Common Stock certificate representing shares of the Common Stock, the transfer agent for the Common Stock shall authenticate and deliver in exchange for the Common Stock certificate or certificates representing such shares of Common Stock bearing such legend, one or more new Common Stock certificates representing a like aggregate number of shares of Common Stock that do not bear such legend. If the Restricted Securities Legend has been removed from a Security or a Common Stock certificate representing shares of the Common Stock issued upon conversion of any Security as provided above, no other Security issued in exchange for all or any part of such Security or Common

            Stock certificate representing shares of the Common Stock issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" (or such shares of Common Stock are "restricted securities") within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

                  Any Security (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 202(a)(1) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of Section 206, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 202(a)(1).

                  Any Common Stock certificate representing shares of the Common
            Stock issued upon conversion of any Security as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 202(a)(2) as set forth therein have been satisfied may, upon surrender of the Common Stock certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new Common Stock certificate or certificates representing a like aggregate number of shares of Common Stock, which shall not bear the Restricted Securities Legend required by Section 202(a)(2).

            (b) Global Security Legend.

                  Each Global Security shall also bear the following legend (the
            "GLOBAL SECURITY LEGEND") on the face thereof:

            "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

SECTION 203. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Securities shall be executed on behalf of the Company by an Authorized Officer of the Company, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by its Secretary, one of its Assistant Secretaries or any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

            A Security bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Company shall bind the Company, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security or did not hold such office at the date of such Security.

            A Security shall not be valid until an authorized officer of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

            The Trustee shall authenticate and make available for delivery Securities for issue on the Original Issue Date in an aggregate principal amount of $400,000,000 upon a Company Order. Such Company Order shall specify the amount of the Securities to be authenticated and the date on which the issue of Securities is to be authenticated. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $400,000,000 outstanding, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 205, 206, 207, 408, 503, 1102 or 1406 hereof.
Notwithstanding anything to the contrary contained in this Indenture, the Securities will be treated as a single class of securities under this Indenture. Without limiting the generality of the foregoing sentence, all Securities issued under this Indenture shall consent together on all matters as one class and no Securities will have the right to consent as a separate class on any matter.

SECTION 204. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            The Trustee's certificate of authentication shall be in substantially the form set forth below:

            This is one of the Securities referred to in the within-mentioned Indenture.

                                                JPMorgan Chase Bank,
                                                as Trustee


                                                By: ____________________________
                                                         Authorized Officer

SECTION 205. TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as any officer executing such Securities may determine, as evidenced by such officer's execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

            If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities, upon surrender of the temporary Securities at the office or agency of the Company maintained pursuant to Section 302 in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities, of authorized denominations and of like tenor and aggregate principal amount.

            Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of like tenor authenticated and delivered hereunder.

SECTION 206. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

            The Company shall cause to be kept in one of the offices or agencies designated pursuant to Section 302, with respect to the Securities, a register (the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities, and such Person is referred to herein, as the "SECURITY REGISTRAR." The Company hereby designates the Trustee at its Corporate Trust Office as the initial Security Registrar. Anything herein to the contrary notwithstanding, the Company may designate one of its offices or an office of any Affiliate as the office in which the Security Register with respect to the Securities shall be maintained, and the Company may designate itself or any Affiliate as the Security Registrar with respect to the Securities. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

            Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained pursuant to Section 302 in a Place of Payment for such Securities, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of authorized denominations and of like tenor and aggregate principal amount.

            Any Security may be exchanged at the option of the Holder for one or more new Securities, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, which the Holder making the exchange is entitled to receive.

            All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 205, 207, 408, 503, 1102 or 1406 not involving any transfer.

            The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities, during a period of 15 days immediately preceding the date notice is to be given identifying the register numbers of the Securities called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. In addition, the Security Registrar need not register the transfer of or exchange any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased).

SECTION 207. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and the Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section 207, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 208. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            Unless otherwise provided as contemplated by Section 201 with respect to the Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a date (a "SPECIAL RECORD DATE") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

            (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section 208, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 209. PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 206 and 208) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company, or the Trustee shall be affected by notice to the contrary.

SECTION 210. BOOK-ENTRY PROVISIONS FOR THE GLOBAL SECURITIES.

            (a) The Global Securities initially shall:

                  (A) be registered in the name of DTC (or a nominee thereof);

                  (B) be delivered to the Trustee as custodian for DTC;

                  (C) bear the Restricted Securities Legend set forth in Section
            202(a)(1); and

                  (D) bear the Global Security Legend set forth in Section
            202(b).

            Members of, or participants in, DTC ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC, or the Trustee as its custodian, or under such Global Security, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

            (b) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

            (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 211.

            (d) If at any time:

                  (1) DTC notifies the Company in writing that it is unwilling or unable to continue to act as Depositary for the Global Securities (including if DTC ceases to be registered as a "clearing agency" under the Exchange Act) and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice; or

                  (2) the Company, at its option, notifies the Trustee in
            writing that it elects to cause the issuance of Definitive Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security;

DTC shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officer's Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Definitive Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Definitive Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

            (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 210(d), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global Security to be transferred.

            (f) No Obligation of the Trustee.

                  (1) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                  (2) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 211. SPECIAL TRANSFER PROVISIONS.

            Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

            (a) Transfer of Securities to a QIB.

            The following provisions shall apply with respect to the registration of any proposed transfer of Securities to a QIB:

                  (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by DTC.

                  (ii) If the Securities to be transferred consist of Definitive Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the Security Registrar in writing) that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed a certification stating or has otherwise advised the Company and the Security Registrar in writing that:

                  (1) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

                  (2) it and any such account is a QIB within the meaning of
            Rule 144A;

                  (3) it is aware that the sale to it is being made in reliance on Rule 144A;

                  (4) it acknowledges that it has received such information
            regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

                  (5) it is aware that the transferor is relying upon its
            foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            In addition, the Security Registrar shall reflect on its books and records the date and, if applicable, an increase in the principal amount of the Global Securities in an amount equal to the aggregate principal amount of the Definitive Securities to be transferred, and the Trustee shall cancel the Definitive Securities so transferred.

            (b) Transfer of Securities to an IAI. A form in substantially the form below shall be delivered to the Company in connection with any transfer of a Definitive Security to an IAI:

                                                                  [Date]

PPL Energy Supply, LLC
PPL Corporation
c/o JPMorgan Chase Bank, as Trustee
4 New York Plaza
New York, New York 10004
Attention: Institutional Trust Services

Dear Sirs:

            This certificate is delivered to request a transfer of $_________ principal amount of the 2 5/8% Convertible Senior Notes due 2023 (the "Securities") of PPL Energy Supply, LLC (the "Company") fully and unconditionally guaranteed by and convertible into common stock (the "Common Stock") of PPL Corporation (the "Guarantor").

            Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

            Name: ___________________________________

            Address: ________________________________

            Payment Instructions: _____________________

            Taxpayer ID Number: _____________________

            The undersigned represents and warrants to you that:

            1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            2. We understand that the Securities and the Common Stock issuable upon conversion of the Securities have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities or Common Stock issuable upon conversion of the Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company or the Guarantor, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer as defined Rule 144A (a "QIB") under the Securities Act that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a transaction involving a minimum principal amount of the Securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, subject to (x) the Company's right prior to any such offer, sale or transfer pursuant to clauses (d) or (e) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to it and (y) in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act.

            TRANSFEREE:______________________



            BY:______________________________


            (c) Other Exchanges.

            In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 210(d) prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clause (a) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A) and such other procedures as may from time to time be adopted by the Company.

            (d) General.

            By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The Security Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Security Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

            The Security Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 202 hereof or this Section 211. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

SECTION 212. CANCELLATION.

            All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore canceled, shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 212, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures, and the Trustee shall promptly deliver a certificate of disposition to the Company unless, by a Company Order, the Company shall direct that canceled Securities be returned to it.

SECTION 213. COMPUTATION OF INTEREST.

            Interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty
(30) day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.

                                 ARTICLE THREE

                                   COVENANTS

SECTION 301. PAYMENT OF PRINCIPAL AND INTEREST.

            The Company shall pay the principal of, and interest on, the Securities in accordance with the terms of the Securities and this Indenture. Whenever in this Indenture there is mentioned, in any context, the payment of interest on any Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of the Registration Rights Agreement and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

SECTION 302. MAINTENANCE OF OFFICE OR AGENCY.

            The Company shall maintain in each Place of Payment for the Securities, an office or agency where payment of such Securities shall be made or surrendered for payment, where Securities may be surrendered for conversion, where registration of transfer or exchange of Securities may be effected and where notices and demands to or upon the Company in respect of Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities or shall fail to furnish the Trustee with the address thereof, payment of Securities may be made, Securities may be surrendered for conversion, registration of transfer or exchange thereof may be effected and notices and demands in respect thereby may be served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

            The Company may also from time to time designate one or more other offices or agencies with respect to the Securities for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

            The Guarantor shall maintain in each Place of Payment for the Securities, an office or agency where payment of the Guarantees shall be made and where notices and demands to or upon the Guarantor in respect of the Guarantees and this Indenture may be served. The Guarantor shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Guarantor shall fail to maintain any such required office or agency in respect of the Guarantees or shall fail to furnish the Trustee with the address thereof, payment of the Guarantees may be made and notices and demands in respect thereby may be served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent for all such purposes in any such event.

            The Guarantor may also from time to time designate one or more other offices or agencies with respect to the Guarantees for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency for such purposes in each Place of Payment for the Guarantees in accordance with the requirements set forth above. The Guarantor shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

            Anything herein to the contrary notwithstanding, any office or agency required by this Section 302 may be maintained at an office of the Company or any Affiliate of the Company, in which event the Company or such Affiliate, as the case may be, shall perform all functions to be performed at such office or agency.

            The Company and the Guarantor hereby appoint the Trustee at its Corporate Trust Office as agent for all the foregoing purposes.

SECTION 303. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

            If the Company shall at any time act as its own Paying Agent with respect to the Securities, it shall, on or before each due date of the principal of or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such

Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it shall, prior to each due date of the principal of or interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

            The Company shall cause each Paying Agent for the Securities, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 303, that such Paying Agent shall:

            (a) hold all sums held by it for the payment of the principal of, or interest, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of, or interest on, the Securities; and

            (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if as stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Six; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, or interest, if any, on any Security and remaining unclaimed for two years after such principal, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall thereafter, as an unsecured general creditor and not as the Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company, either (a) cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company or (b) cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 304. EXISTENCE AS A LIMITED LIABILITY COMPANY.

            Subject to the rights of the Company under Article Thirteen, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence as a limited liability company; provided that the Company may convert into a corporation pursuant to the laws of the jurisdiction of its organization.

SECTION 305. ANNUAL OFFICER'S CERTIFICATE.

            Not later than May 15 in each year, commencing May 15, 2004, the Company and the Guarantor shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, and which need only be executed by its principal executive officer, principal financial officer or principal accounting officer, as to such officer's knowledge of such obligor's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

                                  ARTICLE FOUR

             REDEMPTION OF SECURITIES AT THE OPTION OF THE COMPANY

SECTION 401. REDEMPTION OF SECURITIES AT THE OPTION OF THE COMPANY.

            On or after May 20, 2008, the Securities may be redeemed for cash at any time as a whole or from time to time in part the option of the Company on any date (a "REDEMPTION DATE"), at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to, but excluding the Redemption Date (the "REDEMPTION PRICE"). If the Redemption Date is an Interest Payment Date, interest shall be paid to the record holder on the relevant Regular Record Date.

SECTION 402. APPLICABILITY OF ARTICLE.

            Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Four.

SECTION 403. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The election of the Company to redeem any Securities pursuant to
Section 401 hereof shall be evidenced by a Board Resolution of the Company. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be acceptable to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 404 hereof.

SECTION 404. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities are to be redeemed at any time, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities not previously called for redemption, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of the Securities equal to $1,000 or integral multiples thereof.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed, to the fullest extent practicable, to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed, may be treated by the Trustee as Outstanding for the purpose of such selection.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 405. NOTICE OF REDEMPTION.

            Notice of redemption shall be given in the manner provided for in
Section 106 hereof not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. The Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 15 days prior to the date the notice of redemption is to be given (unless a shorter period shall be acceptable to the Trustee), an Officer's Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

            All notices of redemption shall state:

            (a) the Redemption Date,

            (b) the Redemption Price (and the amount of accrued and unpaid interest to the Redemption Date), the Conversion Rate and the Conversion Price,

            (c) that Securities called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due on the Redemption Date, in which case the conversion right shall terminate at the time such payment is made,

            (d) that Holders that want to convert their Securities must satisfy the requirements set forth in paragraphs 9 and 10 of the reverse of the form of Securities set forth as Exhibit A hereto,

            (e) if less than all outstanding Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption,

            (f) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

            (g) that on the Redemption Date the Redemption Price (plus accrued and unpaid interest, if any, to, but excluding the Redemption Date) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and, unless the Company defaults in paying the Redemption Price, that interest on Securities called for redemption (or the portion thereof) will cease to accrue on and after said date,

            (h) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

            (i) the name and address of the Paying Agent and the Conversion
Agent,

            (j) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price, and

            (k) the CUSIP and ISIN numbers, and, if desired, that no representation is made as to the accuracy or correctness of the CUSIP or ISIN number listed in such notice or printed on the Securities.

SECTION 406. DEPOSIT OF REDEMPTION PRICE.

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 303 hereof) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

SECTION 407. SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued and unpaid interest to the Redemption
Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price or accrued and unpaid interest to the Redemption
Date) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price (together with accrued and unpaid interest, if any, to, but excluding the Redemption Date) (subject to the rights of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

SECTION 408. SECURITIES REDEEMED IN PART

            Any Security which is to be redeemed only in part (pursuant to the provisions of this Article Four) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 302 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, provided that each such new Security will be in a principal amount of $1,000 or integral multiples thereof.

                                  ARTICLE FIVE

                PURCHASE OF SECURITIES AT THE OPTION OF HOLDERS

SECTION 501. PURCHASE OF SECURITIES AT OPTION OF HOLDERS UPON PURCHASE DATES.

            (a) Each Holder of Securities shall have the right to require the Company to purchase all or any part (equal to $1,000 in principal amount or an integral multiple thereof) of such Holder's Securities on May 15, 2008, May 15, 2013 and May 15, 2018 (each, a "PURCHASE DATE"), at 100% of the principal amount thereof (the "PURCHASE PRICE"), plus accrued and unpaid interest, if any, to, but excluding, such Purchase Date.

            (b) The Company will have the option to pay the Purchase Price for Securities delivered by Holders for purchase pursuant to this Section 501 by delivering shares of Common Stock in lieu of cash, subject to the conditions set forth in Section 501(c) hereof. Upon election to pay the Purchase Price of the Securities in shares of Common Stock, and the delivery of a Company Purchase Notice of such election, the Company may not change the form of the Purchase Price, unless the conditions to deliver shares of Common Stock set forth in
Section 501(c) are not satisfied. In all cases, the Company will pay any accrued and unpaid interest on the Securities purchased on any Purchase Date in cash.

            In the event that the Company elects to pay the Purchase Price by delivery of shares of Common Stock pursuant to this Section 501(b), the Company shall deliver to the Paying Agent on behalf of the Holders a number of shares of Common Stock equal to the Purchase Price divided by the Market Price of the shares of Common Stock (as adjusted to take into account any occurrence which results in an adjustment to the Conversion Price pursuant to Section 1106). Fractional shares of Common Stock will not be issued upon the purchase by the Company of a Security; the Company will pay cash based on the then-current Market Price for all fractional shares.

            (c) The Company shall only have the right to pay the Purchase Price in connection with any purchase of Securities pursuant to this Section 501 by delivery of shares of Common Stock if, on the applicable Purchase Date, the shares of Common Stock to be delivered as payment of the Purchase Price:

                  (1) are registered under the Securities Act and the Exchange
            Act, if required by applicable law; and

                  (2) are qualified or registered as necessary under any
            applicable state or other securities law or are eligible for an available exemption therefrom.

            If the foregoing conditions are not satisfied with respect to a Holder prior to the close of Business on the applicable Purchase Date, the Company shall pay the Purchase Price of the Securities of such Holder entirely in cash.

            (d) In connection with any purchase of Securities pursuant to this
Section 501, the Company shall give notice (the "COMPANY PURCHASE NOTICE") to each Holder of Securities in the manner provided for in Section 106 hereof and to each beneficial owner of Securities as required by applicable law no fewer than 20 Business Days prior to any Purchase Date to each Holder of Securities. The Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, not less than 30 Business Days prior to the applicable Purchase Date, an Officer's Certificate requesting that the Trustee give the Company Purchase Notice, setting forth the address of each beneficial owner to whom the notice is to be sent (which address may be the address of the Depositary) and having attached thereto the form thereof, which shall set forth, among other things:

                  (1) the Purchase Date, the Purchase Price (and the amount of accrued and unpaid interest, if any, to, but excluding, the Purchase
            Date), the Conversion Rate and the Conversion Price;

                  (2) whether the Company elects to pay the Purchase Price of the Securities in cash or shares of Common Stock;

                  (3) if the Company elects to pay the Purchase Price in shares of Common Stock, the method by which the Market Price is calculated and a brief description of the calculation of the number of shares of Common Stock to be delivered in payment of the Purchase Price;

                  (4) that any Securities (or portion thereof) accepted for
            payment (and duly paid on the Purchase Date) shall cease to accrue interest on the Purchase Date;

                  (5) that any Securities (or portion thereof) not properly
            submitted will continue to accrue interest;

                  (6) that Securities must be surrendered to the Paying Agent to collect payment;

                  (7) the name and address of the Paying Agent and the
            Conversion Agent;

                  (8) that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article Eleven hereof and paragraph 5 of the reverse of the Security only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (9) that the Purchase Price for (plus accrued and unpaid
            interest, if any, to, but excluding, the Purchase Date) any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (7);

                  (10) the procedures that Holders must follow in order to
            tender their Securities (or portions thereof) for payment and the procedures that Holders must follow in order to withdraw an election to tender Securities (or portions thereof) for payment;

                  (11) a brief description of the conversion rights of the
            Securities;

                  (12) the CUSIP and ISIN numbers, and, if desired, that no
            representation is made as to the accuracy or correctness of the CUSIP or ISIN number listed in such notice or printed on the Securities; and

                  (13) all other instructions and materials necessary to enable
            Holders to submit Securities on the Purchase Date.

            (e) Purchases of Securities under this Section 501 shall be made, at the option of the Holder thereof, upon:

                  (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Purchase Date until the close of business on the Purchase Date stating:

                        a. if Definitive Securities have been issued, the
                  certificate number of the Security which the Holder will deliver to be purchased;

                        b. the principal amount of the Security (or portion
                  thereof) which the Holder will deliver to be purchased (which must be in principal amounts of $1,000 or an integral multiple thereof, if less than all of the Securities are being delivered);

                        c. that such Security shall be purchased by the Company
                  as of the Purchase Date pursuant to the terms and conditions specified herein; and

                        d. whether, in the event that the Company elects,
                  pursuant to the Company Purchase Notice, to pay the Purchase Price in shares of Common Stock, but the Purchase Price is ultimately paid to the Holder entirely in cash because any of the conditions to payment of the Purchase Price in shares of Common Stock is not satisfied prior to the close of business on the Purchase Date pursuant to Section 501(c), the Holder elects: (i) to withdraw the Purchase Notice as to some or all of the Securities as to which such Purchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities or portions of Securities subject to such Purchase Notice; provided that if the Purchase Notice states no such election, the Holder will be deemed to have made the election set forth in clause (ii) above; and

                  (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 501 only if the Security so delivered to the Paying Agent shall conform in all material respects to the description thereof in the related Purchase Notice, as determined by the Company.

            Any purchase by the Company contemplated pursuant to the provisions of this Section 501 shall be consummated by the delivery of the cash or shares of Common Stock to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

            The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

SECTION 502. PURCHASE OF SECURITIES AT THE OPTION OF HOLDERS UPON A FUNDAMENTAL
             CHANGE.

            (a) Upon the occurrence of a Fundamental Change on or prior to the Stated Maturity, each Holder of Securities shall have the right, at such Holder's option, to require the Company to purchase any or all of such Holder's Securities for cash on the date that is no later than 30 days after the date of the Fundamental Change Notice (as defined below) of the occurrence of such Fundamental Change (subject to extension to comply with applicable law, as provided in Section 503(e)) (the "FUNDAMENTAL CHANGE PURCHASE DATE"). The Company shall purchase such Securities at a price (the "FUNDAMENTAL CHANGE PURCHASE PRICE") equal to 100% of the principal amount of the Securities to be purchased plus any accrued and unpaid interest to, but excluding, the Fundamental Change Purchase Date (the "FUNDAMENTAL CHANGE PAYMENT"). No Securities may be purchased at the option of the Holders due to a Fundamental Change if there has occurred and is continuing an Event of Default (other than an Event of Default that is cured by the payment of the Fundamental Change Purchase Price of such Securities).

            (b) Notice of a Fundamental Change (the "FUNDAMENTAL CHANGE NOTICE") shall be given within 10 days following any Fundamental Change, to each Holder of Securities. The Trustee shall give the Fundamental Change Notice in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, no more than 5 days following the Fundamental Change, an Officer's Certificate requesting that the Trustee give such notice and having attached thereto the form thereof, which shall set forth, among other things:

                  (1) that a Fundamental Change has occurred and a Fundamental
            Change Notice is being made pursuant to this Indenture and that all Securities (or portions thereof) properly tendered will be accepted for payment;

                  (2) the Fundamental Change Purchase Price (and the amount of accrued and unpaid interest to, but excluding, the Fundamental Change Purchase Date) and the Fundamental Change Purchase Date;

                  (3) the Conversion Rate and the Conversion Price;

                  (4) that the Securities which have been tendered for payment may be converted if they are otherwise convertible pursuant to Article Eleven hereof only if the election to tender has been properly withdrawn in accordance with the terms of this Indenture;

                  (5) that any Security (or portion thereof) accepted for
            payment (and duly paid on the Fundamental Change Purchase Date) shall cease to accrue interest on the Fundamental Change Purchase Date;

                  (6) that any Securities (or portions thereof) not properly tendered will continue to accrue interest;

                  (7) that Securities must be surrendered to the Paying Agent to collect payment;

                  (8) the name and address of the Paying Agent and the
            Conversion Agent;

                  (9) a brief description of the transaction or transactions constituting the Fundamental Change;

                  (10) the procedures that Holders of Securities must follow in order to tender their Securities (or portions thereof) for payment and the procedures that Holders of Securities must follow in order to withdraw an election to tender Securities (or portions thereof) for payment;

                  (11) a brief description of the conversion rights of the
            Securities;

                  (12) the CUSIP and ISIN numbers, and, if desired, that no
            representation is made as to the accuracy or correctness of the CUSIP or ISIN number listed in such notice or printed on the Securities; and

                  (13) all other instructions and materials necessary to enable
            Holders to tender Securities pursuant to the Fundamental Change Notice.

            (c) Purchases of Securities upon a Fundamental Change under this
Section 502 shall be made upon:

                  (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "FUNDAMENTAL CHANGE PURCHASE NOTICE") at any time on or prior to the 30th day after the date the Company delivers the Fundamental Change Notice stating:

                        a. if Definitive Securities have been issued, the certificate number of the Security which the Holder will deliver to be purchased;

                        b. the principal amount of the Security (or portion thereof) which the Holder will deliver to be purchased, which must be in principal amounts of $1,000 or an integral multiple thereof, if less than all of the Securities are being delivered; and

                        c. that such Security shall be purchased by the Company pursuant to the terms and conditions specified herein; and

                  (2) delivery of such Security to the Paying Agent prior to, on or after the Fundamental Change Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Fundamental Change Payment therefor; provided, however, that such Fundamental Change Payment shall be so paid pursuant to this Section 502 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Fundamental Change Purchase Notice, as determined by the Company.

            Any purchase by the Company contemplated pursuant to the provisions of this Section 502 shall be consummated by the delivery of the cash to be received by the Holder promptly following the later of the Fundamental Change Purchase Date and the time of delivery of the Security.

            The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written notice of withdrawal thereof.

            The Company shall not be required to give a Fundamental Change Notice upon a Fundamental Change if a third party gives the Fundamental Change Notice in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Fundamental Change Notice made by the Company and purchases all Securities validly tendered and not withdrawn under such Fundamental Change Notice.

SECTION 503. TERMS OF PURCHASE.

            (a) Holders shall be entitled to withdraw their election under
Section 501 or 502, with respect to the entire principal amount of the Security subject to such election or any portion thereof in integral multiples of $1,000, if the Paying Agent receives not later than one Business Day prior to the Purchase Date or Fundamental Change Purchase Date, as applicable, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have all or portion of such Security purchased.

            (b) On or prior to each Purchase Date or the Fundamental Change Purchase Date, as applicable, the Company shall irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 303 hereof) an amount of money, or arrange for the delivery of shares of Common Stock (in the case of a Purchase Date), to the Trustee or the Paying Agent to be held on behalf of the Holders, as applicable, sufficient to pay the aggregate Purchase Price or the Fundamental Change Purchase Price, as applicable, plus an amount of money sufficient to pay accrued and unpaid interest, if any, payable to the Holders entitled thereto, to be held for payment in accordance with this Section 503. In the event that shares of Common Stock are delivered to the Trustee or the Paying Agent as payment of the Purchase Price, the Trustee or the Paying Agent shall mail or deliver such shares of Common Stock to the Holders of Securities delivered for purchase on or promptly after the Purchase Date.

            (c) The Trustee or Paying Agent, as applicable, shall, on or promptly after the Purchase Date or Fundamental Change Purchase Date, as applicable, mail or deliver payment to each tendering Holder of the Purchase Price or the Fundamental Change Purchase Price, as applicable, of the Securities of such Holder delivered for purchase. In the event that the aggregate Purchase Price (plus accrued and unpaid interest, if any, to the Purchase Date or Fundamental Change Purchase Date, as applicable) delivered by the Company to the Trustee is less than the amount deposited with the Trustee or the Paying Agent, the Trustee or the Paying Agent shall deliver the excess to the Company upon Company Request promptly after the Purchase Date or Fundamental Change Purchase Date, as applicable.

            (d) Any Security that is tendered only in part (pursuant to the provisions of this Article Five) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 302 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the principal of the Security so surrendered, provided that each such new Security will be in a principal amount of $1,000 or integral multiple thereof.

            (e) The Guarantor and the Company will (i) comply with Rules 13e-4 and 14e-1 (and any successor provisions thereto) under the Exchange Act, if applicable, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, if applicable and (iii) otherwise comply with all applicable federal and state securities laws so as to permit the rights and obligations under Sections 501, 502 or this Section 503 to be exercised in the manner specified in Sections 501, 502 or this Section 503. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Purchase Date or Fundamental Change Notice, the Guarantor and the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

                                  ARTICLE SIX

                           SATISFACTION AND DISCHARGE

SECTION 601. SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when:

            (a) no Securities remain Outstanding hereunder; and

            (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company.

            Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 205, 206, 207, 302, 303, 807 and 814 and this Article shall survive.

            Upon satisfaction and discharge of this Indenture as provided in this Section 601, the Trustee shall turn over to the Company any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (except for money held pursuant to the last paragraph of Section 303) and shall execute and deliver to the Company such instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Indenture.

                                 ARTICLE SEVEN

                          EVENTS OF DEFAULT; REMEDIES

SECTION 701. EVENTS OF DEFAULT.

            "EVENT OF DEFAULT," means any one of the following events:

            (a) the Company defaults in the payment of any interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days; or

            (b) the Company defaults in the payment of the principal of any Security when it becomes due and payable at its Stated Maturity, upon redemption or acceleration, or upon the exercise by a Holder of its option to require the Company to purchase such Holder's Securities pursuant to
      Section 501 or pursuant to the Company's obligation to purchase Securities upon the occurrence of a Fundamental Change pursuant to Section 502; or

            (c) default in the performance of, or breach of, any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section 701 specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as applicable, by the Trustee, or to the Company or the Guarantor, as applicable, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder, unless the Trustee, or the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company or the Guarantor within such period and is being diligently pursued; or

            (d) a matured event of default, as defined in any of the Company's or the Guarantor's instruments under which there may be issued or evidenced any debt of the Company that has resulted in the acceleration of such debt, in excess of $40,000,000 or any default in payment of debt in excess of $40,000,000 at the final maturity (and after the expiration of any applicable grace or cure periods); provided that the waiver or cure of any default under any such instrument and the rescission and annulment of the consequences thereof shall constitute a waiver or cure of the corresponding default under this Indenture and a rescission and annulment of the corresponding consequences under this Indenture;

            (e) the Company fails to deliver Common Stock upon exercise of the conversion right in the Securities;

            (f) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company or the Guarantor seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or the Guarantor or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 60 consecutive days; or

            (g) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or the Guarantor to the entry of a decree or order for relief in respect of the Company or the Guarantor in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its property, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Managers of the Company or Board of Directors of the Guarantor.

SECTION 702. ACCELERATION OF STATED MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to the Securities shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

            (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay:

                  (1) all overdue interest, if any, on all Outstanding
            Securities;

                  (2) the principal on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and overdue interest thereon;

                  (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities;

                  (4) all amounts due to the Trustee under Section 807;

            and

            (b) all Events of Default with respect to the Securities, other than the nonpayment of the principal of Securities which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 713.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION 703. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            If an Event of Default described in clause (a) or (b) of Section 701 shall have occurred, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on the Securities for principal and interest, with interest on any overdue principal and interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 807.

            If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default with respect to the Securities shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 704. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 807) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 807.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, be a member of a creditors' or similar other committee.

SECTION 705. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 706. APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 807;

            SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively;

            THIRD: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 707. LIMITATION ON SUITS.

            No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 708. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and (subject to Section 208) interest on, such Security on the Stated Maturity (or, in the case of redemption, on the Redemption Date or, in the case of purchase, on the Purchase Date or Fundamental Change Purchase Date, as applicable) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 709. RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 710. RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided in the last paragraph of Section 207, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 711. DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 712. CONTROL BY HOLDERS OF SECURITIES.

            If an Event of Default shall have occurred and be continuing, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that

            (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (b) may not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate.

SECTION 713. WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all of the Securities waive any past default hereunder and its consequences, except a default

            (a) in the payment of the principal or interest, or

            (b) in respect of a covenant or provision hereof which under Section 1402 cannot be modified or amended without the consent of the Holder of each Outstanding Security.

            Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 714. UNDERTAKING FOR COSTS.

            The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in each case in the manner, to the extent, and subject to the exceptions provided in the Trust Indenture Act; provided, that the provisions of this Section 714 shall not be deemed to authorize any court to require such an undertaking in and shall not apply to, any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or interest, if any, on any Security on or after the Stated Maturity expressed in such Security (or in the case of redemption, on or after the Redemption Date or, in the case of purchase, on or after the Purchase Date or Fundamental Change Purchase Date, as applicable).

SECTION 715. WAIVER OF USURY, STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE EIGHT

                                  THE TRUSTEE

SECTION 801. CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section 801;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 802. NOTICE OF DEFAULTS.


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
            The Trustee shall give notice of any default hereunder to the Holders of the Securities in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in
Section 701(c), no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section 802, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to the Securities.

SECTION 803. CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of Section 801 and to the applicable provisions of the Trust Indenture Act:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, as the case may be, or as otherwise expressly provided herein, and any resolution of the Board of Managers of the Company may be sufficiently evidenced by a Board Resolution thereof and any resolution of the Board of Directors of the Guarantor may be sufficiently evidenced by a Board Resolution thereof;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company or the Guarantor;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company or any other obligor on the Securities, or by any Holder of the Securities; and

            (i) the Trustee shall not be charged with knowledge of the commencement of any period during which Additional Amounts are to accrue or of the termination of any such period or as to the amount of any such Additional Amounts payable at any time and may rely conclusively on an Officer's Certificate of the Company as to such matters, which Officer's Certificate the Company agrees to provide the Trustee upon the commencement or termination of any such period and prior to any date that such Additional Amounts are payable.

SECTION 804. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company and the Guarantor and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

SECTION 805. MAY HOLD SECURITIES.

            Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 808 and 813, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 806. MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 807. COMPENSATION AND REIMBURSEMENT.

            The Company agrees:

            (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

            (c) to indemnify the Trustee and hold it harmless from and against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such.

SECTION 808. DISQUALIFICATION; CONFLICTING INTERESTS.

            If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest under Section 310(b)(1) thereof by virtue of being a trustee under this Indenture and under the following indentures: the Indenture dated as of November 1, 1997 with PPL Capital Funding, Inc. and the Guarantor, and the Indenture dated as of October 1, 2001 with the Company.

SECTION 809. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be:

            (a) a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least

      $50,000,000 and subject to supervision or examination by federal, state or District of Columbia authority, or

            (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article Eight and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section 809, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 809 and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Eight.

SECTION 810. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Eight shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 811.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 811 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Trustee and the Company.

            (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 808 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 809 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by Board Resolution may remove the Trustee or (y) subject to Section 714, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) or this Section), the Company, by Board Resolution, shall promptly appoint a successor Trustee (it being understood that at any time there shall be only one Trustee) and shall comply with the applicable requirements of Section 811. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 811, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 811, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee or Authenticating Agent and each appointment of a successor Trustee or Authenticating Agent to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee or Authenticating Agent and the address of its Corporate Trust Office.

SECTION 811. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) Upon request of any such successor Trustee, the Company shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) of this Section.


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
            (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 812. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 813. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

            If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company, or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act (a) the term "cash transaction" shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term "self-liquidating paper" shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act.

SECTION 814. APPOINTMENT OF AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 207, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            The provisions of Sections 209, 804 and 805 shall be applicable to each Authenticating Agent.

            If an Authenticating Agent is appointed pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture:

                                                    JPMorgan Chase Bank,
                                                    as Trustee

                                                    By: _______________________,
                                                    as Authenticating Agent

                                                    By: ________________________
                                                        Authorized Signatory

                                  ARTICLE NINE

                                   GUARANTEE

SECTION 901. GUARANTEE.

            The Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each Holder of the Securities and the Trustee (i) as set forth in Section 1105, the obligations of the Company to deliver shares of Common Stock pursuant to Sections 501 and 1101 hereof (the "STOCK OBLIGATIONS") and (ii) the full and punctual payment when due, whether at maturity, by acceleration, by redemption, by purchase or otherwise, of the principal of, and interest on, the Securities and all other monetary obligations of the Company under this Indenture (all the foregoing under this clause (ii) being hereinafter collectively called the "MONETARY OBLIGATIONS" and, together with the Stock Obligations, the "OBLIGATIONS"). The Guarantee will be unsecured debt of the Guarantor, not subordinated by its terms to any other obligations of the Guarantor. The Guarantor further agrees (to the extent permitted by law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under this Article Nine notwithstanding any extension or renewal of any Obligation.

            The Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Monetary Obligations and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Securities or the Obligations. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Monetary Obligations or any of them; or (e) any change in the ownership of the Company.

            The Guarantor further agrees that the Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Monetary Obligations.

            The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment or performance of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

            The Guarantor further agrees that the Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, or interest on any of the Monetary Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.

            In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Monetary Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Trustee an amount equal to the sum of (i) the unpaid amount of such Monetary Obligations then due and owing and (ii) accrued and unpaid interest on such Monetary Obligations then due and owing (but only to the extent not prohibited by law).

            The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Monetary Obligations guaranteed hereby may be accelerated as provided in this Indenture for the purposes of the Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Monetary Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Monetary Obligations, such Monetary Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Guarantee.

            The Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or the Holders in enforcing any rights under this Section 901.

SECTION 902. SUBROGATION.

            Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Company or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Monetary Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all amounts owing to the Trustee and the Holders, by the Company on account of the Monetary Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Monetary Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Trustee, if required), to be applied against the Monetary Obligations.

SECTION 903. CONSIDERATION.


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            The Guarantor has received, or will receive, direct or indirect benefits from the making of the Guarantee.

                                  ARTICLE TEN

        CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER OF GUARANTOR

SECTION 1001. GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

            The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

            (a) the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor, substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Guarantee under Sections 901 and 1105 and the performance of every obligation of the Guarantor under this Indenture on the part of the Guarantor to be performed or observed;

            (b) immediately after giving effect to such transaction, no Event of Default with respect to the Guarantor, and no event which, after notice or lapse of time or both, would become an Event of Default with respect to the Guarantor, shall have occurred and be continuing; and

            (c) the Guarantor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or other transfer or lease and such indenture supplemental hereto complies with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1002. SUCCESSOR PERSON SUBSTITUTED.

            Upon any consolidation by the Guarantor with or merger by the Guarantor into any other Person or any conveyance or other transfer or lease of the properties and assets of the Guarantor substantially as an entirety in accordance with Section 1001, the successor Person formed by such consolidation or into which the Guarantor is merged or the Person to which such conveyance, or other transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of and released from all obligations under the Guarantee pursuant to this Indenture, this Indenture and the Securities Outstanding hereunder (unless the predecessor Person shall have delivered to the Trustee an instrument waiving such


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relief and release), and the Trustee shall acknowledge in writing that the predecessor Person has been so relieved and released.

SECTION 1003. LIMITATIONS.

            For purposes of clarification and not in limitation of the provisions of Section 1001, nothing in this Indenture shall be deemed to prevent or restrict:

            (a) any consolidation or merger after the consummation of which the Guarantor would be the surviving or resulting corporation, or

            (b) any conveyance or other transfer, or lease of any part of the properties of the Guarantor which does not constitute the entirety, or substantially the entirety, thereof, or

            (c) the approval by the Guarantor of, or the consent by the Guarantor to, any consolidation or merger of any direct or indirect subsidiary or affiliate of the Guarantor, or any conveyance, transfer or lease by any such subsidiary or affiliate of any of its assets.

                                 ARTICLE ELEVEN

                            CONVERSION OF SECURITIES

SECTION 1101. CONVERSION PRIVILEGE.

            Subject to and upon compliance with the provisions of this Indenture, a Holder of a Security may convert such Security into shares of Common Stock, at any time prior to close of business on the date of Stated Maturity, in accordance with the terms of this Article Eleven and only in the circumstances set forth in the fifth paragraph on the reverse of the Securities. The Company shall notify the Trustee (which shall in turn notify the Holders promptly upon receipt of such notification from the Company) of any date on which the Securities become convertible (and, if the Securities cease to be convertible at any time or from time to time, of the first date thereafter on which the Securities again become convertible), which notification shall set forth the calculations on which such determination was made.

            The rate at which shares of Common Stock shall be delivered upon conversion (the "CONVERSION RATE") shall be initially 20.1106 shares of Common Stock for each $1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain circumstances as provided in this Article Eleven. The price at which shares of Common Stock shall be issued and delivered upon conversion (the "CONVERSION PRICE") shall at any time be equal to $1,000 divided by the then applicable Conversion Rate (and rounded to the nearest cent).

            A Holder may convert a portion of the principal amount of a Security if the portion converted is in a $1,000 principal amount or an integral multiple of $1,000. Provisions of this Indenture or of the Security that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

SECTION 1102. CONVERSION PROCEDURE.


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            To convert a Security, a Holder must satisfy the requirements in the ninth paragraph on the reverse of the Securities. The first Business Day on which the Holder satisfies all those requirements and submits such Holder's Securities for conversion is hereinafter referred to as the "CONVERSION DATE."

            As soon as practicable after the Conversion Date, the Company shall deliver to the Holder, through the transfer agent for the shares of Common Stock, a certificate for, or a beneficial interest in a global certificate representing, the number of shares of Common Stock issuable upon the conversion or exchange and cash in lieu of any fractional share determined pursuant to
Section 1103. The Company shall take all necessary actions to ensure that the Person in whose name the certificate is registered is entered into the Guarantor's share register as a shareholder of record as of the close of business on the Conversion Date, or as soon thereafter as is possible. Upon conversion by a Holder of a Security in its entirety, such person shall no longer be a Holder of such Security.

            No payment or adjustment will be made for dividends on, or other distributions with respect to, any shares of Common Stock except as provided in this Article Eleven. Upon conversion of a Security, except as provided in
Section 201(d) with respect to interest payable on Securities or portions thereof converted after a Regular Record Date, that portion of accrued and unpaid interest on the converted Securities attributable to the period from the most recent Interest Payment Date through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the shares of Common Stock (together with the cash payment, if any, in lieu of fractional shares) for the Security being converted pursuant to the provisions hereof. The Company will not adjust the Conversion Rate to account for accrued interest, if any. If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Securities converted.

            In the event that a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 1101, the Company may elect to pay an amount in cash per Security equal to the product of the (x) the Applicable Stock Price and (y) the Conversion Rate in effect on the Conversion Date to satisfy all of its conversion obligation if the Company notifies such Holder through the Trustee its election to satisfy its conversion obligation by payment of cash at any time on or before the date that is two Business Days following the Conversion Date (such period, the "CASH SETTLEMENT NOTICE PERIOD"). If the Company timely elects to pay cash for the shares of Common Stock otherwise issuable to the Holder, the Holder may retract the Conversion Notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period. No such retraction may be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash) will occur within 10 Business Days following the applicable Conversion Date. The Company shall notify the Trustee and the Conversion Agent of the amount of cash payable for each $1,000 principal amount of the Securities in accordance with this paragraph promptly after the determination thereof. If an Event of Default (except a default in payment of cash upon conversion of the Securities) shall have occurred and be continuing, the Company may not pay cash to Holders of Securities under this Section 1102 (except as provided under Section 1103).


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
            If the last day on which a Security may be converted is not a Business Day, the Security may be surrendered on the next succeeding day that is a Business Day.

            Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 1103. FRACTIONAL SHARES.

            The Company will not deliver fractional shares of Common Stock upon conversion of a Security. Instead, the Company will pay cash based on the then-current market value for all fractional shares on the New York Stock Exchange or other principal United States securities exchange upon which the shares of Common Stock are then listed or, if not so listed, on the Nasdaq National Market. The current market value of a fractional share of Common Stock shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price on the last trading day immediately prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent. In the event that a Holder elects to have more than one Security converted, the number of shares of Common Stock shall be based on the aggregate principal amount of Securities to be converted.

SECTION 1104. TAXES ON CONVERSION.

            If a Holder submits a Security for conversion, the Company shall pay all documentary, transfer or stamp taxes or duties and all other taxes or duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

SECTION 1105. GUARANTOR TO PROVIDE SHARES OF COMMON STOCK.

            The Guarantor shall, prior to delivery by the Company of shares of Common Stock under this Article Eleven or Section 501, and from time to time as may be necessary, reserve out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion or purchase of the Securities in accordance with their terms.

            The Guarantor hereby fully, unconditionally and irrevocably guarantees the obligations of the Company to deliver the shares of Common Stock pursuant to Sections 501 and 1101 to each Holder of the Securities and the Trustee. Any Holder of the Securities and the Trustee shall have the right to proceed directly against the Guarantor without first proceeding against the Company to enforce the Company's rights under Sections 501 and 1101 to receive shares of Common Stock or to obtain delivery of any shares of Common Stock owed to the Holders of the Securities upon purchase or conversion of the Securities.


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            All shares of Common Stock issued and delivered upon conversion by the Company of the Securities shall be newly issued shares, shall be duly and validly issued and fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim. The Company and the Guarantor will endeavor promptly to comply with all U.S. federal and state securities laws regulating the offer and the issuance and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the shares of Common Stock are then listed or quoted.

SECTION 1106. ADJUSTMENT OF CONVERSION RATE.

            (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

                  (1) In case the Guarantor shall pay or make a dividend or
            other distribution on the Common Stock in Common Stock, the Conversion Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this Section 1106(a)(1), the number of shares of Common Stock at any time outstanding shall not include shares held in treasury by the Guarantor but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Guarantor will not pay any dividend or make any distribution on shares of Common Stock held in treasury by the Guarantor.

                  (2) In case the Guarantor shall issue rights, warrants or
            options (other than pursuant to a dividend reinvestment plan or share purchase plan) to all holders of its Common Stock entitling them, for a period expiring within 45 days after the date of issuance of such rights, warrants or options, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on such date of issuance, the Conversion Rate in effect at the opening of business on such date of issuance shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such date of issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such date of issuance plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such date of issuance. For the purposes of this Section 1106(a)(2), the number of shares of


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
            Common Stock at any time outstanding shall not include shares held in treasury by the Guarantor but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Guarantor shall not issue any such rights, options or warrants in respect of shares of Common Stock held in treasury by the Guarantor.

                  (3) In case outstanding shares of Common Stock shall be
            subdivided or split into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (4) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of indebtedness of the Guarantor or any of its subsidiaries, shares of capital stock, securities, cash, property or other assets (but excluding any rights, options or warrants referred to in Section 1106(a)(2), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 1106(a)(1)), the Conversion Rate shall be adjusted by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital stock, securities, cash or other property so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution; provided, however, that in the event that the distribution referred to in this Section 1006(a)(4) consists of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Guarantor, the Conversion Rate shall be adjusted by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Spin-off Market Price per share of the Common Stock on the date fixed for such determination less the Spin-off Market Price per share or similar equity interest of the Subsidiary or other business unit of the Guarantor on such date and the denominator shall be the Spin-off Market Price per share of the Common Stock, such adjustment to become effective 10 trading days after the effective date of such distribution of


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
            capital stock of, or similar equity interest in, a Subsidiary or other business unit of the Guarantor. In any case in which this
            Section 1106(a)(4) is applicable, Sections 1106(a)(1) and 1106(a)(2) shall not be applicable.

                  (5) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this Section 1106(a)(5) (as adjusted to reflect subdivisions, splits or combinations of the Common Stock), and (B) 1.25% of the arithmetic average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Guarantor, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction, (i) the numerator of which shall be the Current Market Price on such record date; and (ii) the denominator of which shall be the Current Market Price on such record date less the amount of cash so distributed (less any portion of a quarterly cash dividend permitted to be excluded pursuant to clause (x) above) applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (6) In case a tender or exchange offer made by the Guarantor or any Subsidiary of the Guarantor for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the


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
            Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of the Common Stock as of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders in the tender or exchange offer (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and
            (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of the Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES").

            All adjustments to the Conversion Rate, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share).

            (b) Effect of Reclassification, Consolidation, Merger, Combination or Sale.

            In the event of (i) any reclassification or change of outstanding shares of Common Stock, (ii) any consolidation, merger or combination of the Guarantor with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (iii) any sale or conveyance of all or substantially all of the property and assets of the Guarantor to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Conversion Rate will not be adjusted. If any of the events described in the preceding sentence occur, the Guarantor or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture or otherwise amend the terms of the Securities, to provide that each Security shall be convertible into the kind and amount of shares of stock, other securities or property or assets (including cash) that the Holder of the Security would have received upon such reclassification, change, consolidation, merger, combination, sale or conveyance if such Holder had converted such Security into the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture or other amendment to the Securities shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 1106. The above provisions of this Section 1106(b) shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances. If this Section 1106(b) applies to any event or occurrence, Section 1106(a) shall not apply.

SECTION 1107. WHEN ADJUSTMENT MAY BE DEFERRED.


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            No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

SECTION 1108. WHEN NO ADJUSTMENT REQUIRED.

            Notwithstanding any provision of this Indenture to the contrary herein, no adjustment to the Conversion Rate need be made as a result of:

            (a) (i) the issuance of the rights; (ii) the distribution of separate certificates representing the rights; (iii) the exercise or redemption of the rights in accordance with any rights agreement; or (iv) the termination, expiration or invalidation of the rights, in each case, pursuant to any Guarantor newly adopted stockholders rights plans;

            (b) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the capitalization or reinvestment of dividends or interest payable on securities of the Guarantor and the investment of additional optional amounts in shares of Common Stock under any such plan;

            (c) the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Guarantor or any of its Subsidiaries; or

            (d) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Original Issue Date.

            No adjustment need be made for a change in the par value of the shares of Common Stock.

            To the extent the Securities become convertible pursuant to this Article Eleven in whole or in part into cash, assets or property (other than capital stock or securities to which Section 1106(b) applies), no adjustment need be made thereafter as to the cash, assets or property. Interest will not accrue on such cash, assets or property.

SECTION 1109. NOTICE OF ADJUSTMENT.

            Whenever the Conversion Rate is adjusted, the Company and the Guarantor shall promptly mail to Holders a notice of the adjustment. The Company and the Guarantor shall file with the Trustee and the Conversion Agent such notice briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

SECTION 1110. VOLUNTARY INCREASE.

            (a) The Guarantor from time to time may increase the Conversion Rate if the Board of Directors has made a determination that such increase would be in the Guarantor's best interests (whose determination shall be conclusive) by any amount at any time for at least 20 days, so long as the increase is irrevocable during such period. Whenever the Conversion Rate is increased, the Company shall mail to the Holders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect. A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 1106(a).

            (b) The Guarantor may make such increases in the Conversion Rate, in addition to those required by Section 1106(a), as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

SECTION 1111. NOTICE OF CERTAIN TRANSACTIONS.

            If:

            (a) the Guarantor takes any action that would require an adjustment in the Conversion Rate pursuant to Section 1106(a) (unless no adjustment is to occur pursuant to Sections 1107 or 1108); or

            (b) the Guarantor takes any action that would require a supplemental indenture pursuant to Section 1106(b); or

            (c) there is a liquidation or dissolution of the Guarantor;

then the Company shall, subject to all applicable laws, mail to the Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a combination, subdivision, reclassification, consolidation, merger, amalgamation, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

SECTION 1112. TRUSTEE'S ADJUSTMENT DISCLAIMER.

            The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to either calculate the Conversion Rate or determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed herein, or in any supplemental indenture provided to be employed, in making the same and shall be protected in relying upon an Officer's Certificate with respect to the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Securities and the Trustee and any other Conversion Agent make no representations with respect


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thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Guarantor or the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Securities for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company or the Guarantor contained in this Article Eleven. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 1106(b) relating either to the kind or amount of shares of stock or securities or other property or assets (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 1106(b) or to any adjustment to be made with respect thereto, but, subject to the provisions of Article Eight of the Indenture, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any event contemplated by the fifth paragraph of the reverse of the form of Securities has occurred which makes the Securities eligible for conversion or no longer eligible therefor until the Company has delivered to the Trustee and the Conversion Agent an Officer's Certificate stating that such event has occurred, on which certificate the Trustee and the Conversion Agent may conclusively rely, and the Company agrees to deliver such Officer's Certificate to the Trustee and the Conversion Agent immediately after the occurrence of any such event. Such Officer's Certificate may be combined with the notice to the Trustee provided for in Section 1101.

SECTION 1113. SUCCESSIVE ADJUSTMENTS.

            After an adjustment to the Conversion Rate under this Article Eleven, any subsequent event requiring an adjustment under this Article Eleven shall cause an adjustment to the Conversion Rate as so adjusted.

SECTION 1114. CALCULATIONS IN RESPECT OF THE SECURITIES.

            The Guarantor will be responsible for making all calculations called for under the Securities. These calculations include, but are not limited to, determination of the Applicable Stock Price, Current Market Price, Closing Sale Price, Spin-off Market Price, Market Price, Sale Price, accrued interest payable (including Additional Amounts) on the Securities and the Conversion Rate of the Securities. The Guarantor will make these calculations in good faith and, absent manifest error, these calculations will be final and biding on the Holders. Promptly after the calculation thereof, the Guarantor will provide to each of the Trustee, the Paying Agent and the Conversion Agent an Officer's Certificate setting forth a schedule of its calculations and each of the Trustee, the Paying Agent and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee, the Paying Agent and the Conversion Agent shall not be responsible for making any calculation or determination referred to in this Section 1114. The Trustee will forward the Guarantor's calculations to any Holder upon the request of such Holder.

SECTION 1115. FUTURE STOCKHOLDER RIGHTS PLANS.

            If the Guarantor hereafter adopts any stockholder rights plan, upon conversion of the Securities into shares of Common Stock pursuant to this Article Eleven, a Holder shall be entitled to receive upon conversion of its Securities, in addition to the shares of Common Stock issuable upon conversion, the related rights for the Common Stock unless the rights have separated from the Common Stock at the time of conversion, in which case the Conversion Rate will be adjusted as if the Guarantor distributed to all holders of Common Stock, shares of capital stock, evidences of indebtedness or assets, as described in
Section 1106(a)(4), subject to readjustment in the event of the expiration, termination or redemption of such rights.

                                 ARTICLE TWELVE

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 1201. LISTS OF HOLDERS.

            Semiannually, not later than May 1 and November 1 in each year, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

SECTION 1202. REPORTS BY TRUSTEE AND COMPANY.

            The Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year with respect to the 12-month period ending on the preceding March 15, commencing March 15, 2004. A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

            The Company and the Guarantor shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

                                ARTICLE THIRTEEN

       CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER OF THE COMPANY

SECTION 1301. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

            The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

            (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company, substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and interest on, all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

            (c) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or other transfer or lease and such indenture supplemental hereto complies with this Article Thirteen and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1302. SUCCESSOR PERSON SUBSTITUTED.

            Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1301, the successor Person formed by such consolidation or into which the Company is merged or the Person to which such conveyance, or other transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of and released from all obligations and covenants under this Indenture and the Securities Outstanding hereunder (unless the predecessor Person shall have delivered to the Trustee an instrument waiving such relief and release), and the Trustee shall acknowledge in writing that the predecessor Person has been so relieved and released.

SECTION 1303. LIMITATIONS.

            For purposes of clarification and not in limitation of the provisions of Section 1301, nothing in this Indenture shall be deemed to prevent or restrict:

            (a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation, or

            (b) any conveyance or other transfer, or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof, or

            (c) the approval by the Company of, or the consent by the Company to, any consolidation or merger of any direct or indirect subsidiary or affiliate of the Company, or any conveyance, transfer or lease by any such subsidiary or affiliate of any of its assets.

                                ARTICLE FOURTEEN

                            SUPPLEMENTAL INDENTURES

SECTION 1401. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or the guarantees of the Guarantor, as the case may be, herein and in the Securities or the guarantees of the Guarantor, as the case may be, all as provided in Articles Ten and Thirteen; or

            (b) to add one or more covenants of the Company or the Guarantor or other provisions for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (c) to add any additional Events of Default hereunder; or

            (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities Outstanding on the date of such supplemental indenture in any material respect, such change, elimination or addition shall become effective with respect to the Securities only pursuant to the provisions of Section 1402 hereof; or

            (e) to provide collateral security for the Securities; or

            (f) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the Holders thereof, and for any and all other matters incidental thereto; or

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

            (h) to provide for the procedures required to permit the Company to utilize, at its option, a non certificated system of registration for the Securities; or

            (i) to change conversion rights in accordance with Section 1106(b) of this Indenture;

            (j) to change any place or places where (1) the principal of, and interest on, the Securities shall be payable, (2) the Securities may be surrendered for registration of transfer, (3) the Securities may be surrendered for exchange or conversion and (4) notices and demands to or upon the Company or the Guarantor in respect of the Securities and this Indenture may be served; or

            (k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities in any material respect.

            Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

            (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

            (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to this Indenture to effect such changes or elimination or evidence such amendment.

SECTION 1402. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            Subject to the provisions of Section 1401, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities under this Indenture by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by an Officer's Certificate, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; and provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so directly affected,

            (a) change the Stated Maturity of the principal of, or any installment of principal of, or interest on, any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the coin or currency (or other property), in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of purchase, on or after the Purchase Date or Fundamental Change Purchase Date, as applicable), or

            (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of any default hereunder and its consequences, or

           (c) make any change that adversely affects the rights of conversion of any Security in accordance with Article Eleven of this Indenture and paragraphs 5 through 11 on the reverse of the Securities;

            (d) modify any of the provisions of this Section 1402, or Section 713 with respect to the Securities, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

            It shall not be necessary for any Act of Holders under this Section 1402 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1403. EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Fourteen or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 801) shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1404. EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article Fourteen this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article Fourteen may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1405. CONFORMITY WITH TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 1406. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Fourteen may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                ARTICLE FIFTEEN

             IMMUNITY OF MEMBERS, OFFICERS, DIRECTORS AND MANAGERS

SECTION 1501. LIABILITY LIMITED.

            No recourse shall be had for the payment of the principal of, or interest on, any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any officer, member, manager or director, as such, past, present or future of the Company, the Guarantor or of any predecessor or successor of the Company or the Guarantor (either directly or through the Company, the Guarantor or a predecessor or successor of the Company or the Guarantor), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. It being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company, and the Guarantee is solely the obligation of the Guarantor and that no personal liability whatsoever shall attach to, or be incurred by, officer, member, manager or director, past, present or future, of the Company, the Guarantor or of any predecessor or successor of the Company or the Guarantor, either directly or indirectly through the Company, the Guarantor or any predecessor or successor of the Company or the Guarantor, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                            -------------------------

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       PPL ENERGY SUPPLY, LLC


                                       By:   /s/ James E. Abel
                                           -------------------------------------
                                           Name:  James E. Abel
                                           Title: Treasurer


[SEAL]

ATTEST:

  /s/ Diane M. Koch
----------------------------------
Name:  Diane M. Koch
Title: Assistant Secretary


                                       PPL CORPORATION


                                       By:   /s/ James E. Abel
                                           -------------------------------------
                                           Name:  James E. Abel
                                           Title: Vice President-Finance and
                                                  Treasurer


[SEAL]

ATTEST:

  /s/ Diane M. Koch
----------------------------------
Name:  Diane M. Koch
Title: Assistant Secretary


                                       JPMORGAN CHASE BANK,
                                         as Trustee


                                       By:   /s/ Alfia Monastra
                                           -------------------------------------
                                           Name:  Alfia Monastra
                                           Title: Vice President


[SEAL]

ATTEST:

  /s/ James M. Foley
----------------------------------
Name:  James M. Foley
Title: Assistant Vice President

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

                         [Global Legend, if applicable]

           [Restrictive Securities Restrictive Legend, if applicable]




                             PPL ENERGY SUPPLY, LLC
                    2 5/8% CONVERTIBLE SENIOR NOTE DUE 2023
            FULLY AND UNCONDITIONALLY GUARANTEED BY PPL CORPORATION


Original Issue Date:       May 21, 2003

Stated Maturity:           May 15, 2023

Interest Rate:             2 5/8%

Interest Payment Dates:    May 15 and November 15

Regular Record Dates:      May 1 and November 1 (whether or not a Business Day)



Principal Amount $                                               No.
                                                                 CUSIP 69352JAD9

      PPL ENERGY SUPPLY, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor under the Indenture referred to below), for
value received, hereby promises to pay to         , or registered assigns, the
principal sum of         DOLLARS ($      ), on the Stated Maturity shown above
and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on November 15, 2003 and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. In addition, Additional Amounts may accrue on this Security in the circumstances described in the Registration Rights Agreement. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this 2 5/8% Convertible Senior Note due 2023 (this "Security") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

      Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Payments of interest for this Security shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months and will accrue from May 21, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York or other city in which any Paying Agent is located.

      Payment of principal of and interest on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      The Securities shall be redeemable, in whole or from time to time in part, at the option of the Company on any date on or after May 20, 2008 (a "Redemption Date"), at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus any accrued and unpaid interest on the principal amount to be redeemed to but excluding the Redemption Date. Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities to be redeemed. If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities or portions of Securities called for redemption. In the event that any Redemption Date is not a Business Day, the Company will pay the Redemption Price on the next Business Day without any additional interest or other payment due. If less than all the Securities are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities to be redeemed in whole or in part. The Trustee may select for redemption Securities and portions of the Securities of this series in amounts of whole multiples of $1,000.

      A Holder shall have the option to require the Company to purchase any or all of the Securities held by such Holder on May 15, 2008, May 15, 2013 and May 15, 2018 (each, a "Purchase Date") at a purchase price (the "Purchase Price") equal to the principal amount of the Securities to be purchased plus any accrued and unpaid interest to, but excluding, the Purchase Date, upon delivery of a Purchase Notice containing the information set forth in the Indenture, from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. The Company may, at its option, elect to pay the entire Purchase Price in cash or shares of Common Stock.

      If a Fundamental Change shall occur at any time prior to Stated Maturity, each Holder shall have the right, at such Holder's option and subject to the terms and conditions of the Indenture, to require the Company to purchase any or all of such Holder's Securities or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000 on the day that is 30 days after the date of the Fundamental Change Notice of the occurrence of the Fundamental Change (subject to extension to comply with applicable law) for a Fundamental Change Purchase Price equal to 100% of the principal amount of Securities purchased plus accrued and unpaid interest to the Fundamental Change Purchase Date upon delivery of a Fundamental Change Purchase Notice containing the information set forth in the Indenture.

      Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice, as the case may be, by delivery to the Paying Agent of a written notice of withdrawal in accordance with the provisions of the Indenture.

      If cash, or if applicable, shares of Common Stock, sufficient to pay a Fundamental Change Purchase Price or Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Fundamental Change Purchase Date or the Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Fundamental Change Purchase Date or the Purchase Date, as the case may be, interest shall cease to accrue on such Securities (or portions thereof) on and after such date, and the Holder thereof shall have no other rights as such (other than the right to receive the Fundamental Change Purchase Price or Purchase Price, as the case may be, upon surrender of such Security).

      The Securities shall not have a sinking fund.

      The Securities shall constitute the direct unsecured and unsubordinated debt obligations of the Company and shall rank equally in priority with the Company's existing and future unsecured and unsubordinated indebtedness.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed [under its corporate seal].

                                               PPL ENERGY SUPPLY, LLC


                                               By: _____________________________
                                                   Name:
                                                   Title:

[SEAL

ATTEST:

________________________________]



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK,
   as Trustee,


By: ____________________________
    Authorized Officer

Date:

                             (Reverse of Security)

                    2 5/8% Convertible Senior Note due 2023

      1. This 2 5/8% Convertible Senior Note due 2023 is one of a duly authorized issue of Securities of the Company (the "Securities"), issued and issuable under an Indenture, dated as of May 21, 2003 (the "Indenture"), between the Company, PPL Corporation, as guarantor (the "Guarantor"), and JPMorgan Chase Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. The 2 5/8% Convertible Senior Notes due 2023 are issuable in the aggregate principal amount of $400,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

      2. To guarantee the full and punctual payment of the principal of, and interest on, the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantor has unconditionally guaranteed such obligations pursuant to the terms of the Indenture. The Guarantee is an unsecured and unsubordinated obligation of the Guarantor and ranks equally with all other unsecured and unsubordinated indebtedness and obligations of the Guarantor. In addition, the Guarantor has unconditionally guaranteed the conversion obligations of the Company to deliver shares of Common Stock pursuant to the Indenture and this Security.

      3. Principal on Definitive Securities shall be payable in immediately available funds or, at the option of the Company, at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest and Additional Amounts, if any, on Definitive Securities will be payable at the Company's option (A) to Holders having an aggregate principal amount of Securities of $2,000,000 or less, by check mailed to the Holders of such Securities at the address therefore in the Security Register and (B) to Holders having an aggregate principal amount of Securities of more than $2,000,000, either by check mailed to each such Holder at the address therefore in the Security Register or, upon application by any such Holder to the Security Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder's account within the United States specified in such application, which application shall remain in effect until the Holder notifies, in writing, the Security Registrar to the contrary.

      4. Initially, JPMorgan Chase Bank will act as Trustee, Paying Agent, Conversion Agent and Security Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Security Registrar or co-registrar without notice to any Holder. The Guarantor, the Company or any other Subsidiary of the Guarantor or the Company may act as Paying Agent, Security Registrar or co-registrar.

      5. Holders may surrender any of their Securities for conversion into shares of Common Stock, on the terms and subject to the conditions of the Indenture and this Security, in only the following circumstances:

            (a) A Holder may surrender for conversion a Security prior to close of business on the date of Stated Maturity during any fiscal quarter commencing after June 30, 2003, if the Closing Sales Price of the shares of Common Stock for at least 20 Trading Days in the 30 consecutive Trading Day period ending on the last Trading Day of the immediately preceding fiscal quarter exceeds 120% of the applicable Conversion Price per share of Common Stock on the last Trading Day of the immediately preceding fiscal quarter.

            (b) After the earlier of (x) the date the Securities are rated by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services and (y) May 31, 2003, a Holder may surrender for conversion a Security prior to the close of business on the date of Stated Maturity during any period in which (i) the long-term credit rating assigned to the Securities by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services is lower than "Ba2" or "BB", respectively; (ii) both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services no longer rate the Securities or have withdrawn their ratings with respect to the Securities; or (iii) either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services no longer rates the Securities or have withdrawn or suspended such rating and the remaining rating is lower than "Ba2" or "BB", as applicable.

            (c) In the event that the Company calls any Securities for redemption, a Holder may surrender for conversion a Security prior to the close of business on the Business Day immediately preceding the Redemption Date, after which time the right of the Holder to convert will expire unless the Company defaults in the payment of the Redemption Price, in which case the conversion right shall terminate at the time such payment is made.

            (d) In the event the Guarantor is a party to a consolidation, merger, binding share exchange or sale of all or substantially all of its assets, pursuant to which the shares of Common Stock would be converted into cash, securities or other property, the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date the Guarantor announces as the anticipated effective date for such transaction until and including the date which is 15 days after the actual date of such transaction. If the Guarantor is a party to a consolidation, merger, binding share exchange or sale of all or substantially all of its assets, in each case pursuant to which Common Stock is converted into cash, securities, or other property, then at the effective time of the transaction, the Holder's right to convert a Security into Common Stock will be changed into a right to convert it into the kind and amount of cash, securities or other property which the Holder would have received if such Holder had converted its Securities immediately prior to the transaction.

            (e) If the Guarantor elects to (1) distribute any rights or warrants to all holders of shares of Common Stock entitling them to purchase, for a period expiring within 45 days, shares of Common Stock at less than the average of the Sale Prices of a share of Common Stock for the 10 consecutive Trading Days ending on the Trading Day immediately preceding the date of declaration for such distribution; or (2) distributes to all holders of shares of Common Stock any of its debt, securities or assets or any rights, warrants or options to purchase securities of the Guarantor, which distribution has a per share value exceeding 10% of the Sale Price of a share of Common Stock on the Trading Day immediately preceding the declaration date for such distribution. In the case of the foregoing clauses (1) and (2), the Company must notify the Holders at least 20 Business Days prior to the ex-dividend date for such distribution. Once the Company has given such notice, Holders may surrender their Securities for conversion at any time thereafter until the earlier of close of business on the Business Day prior to the ex-dividend date or any announcement by the Guarantor that such distribution will not take place. No adjustment to a Holder's ability to convert will be made if such Holder will otherwise participate in the distribution without conversion.

      6. No payment or adjustment will be made for dividends on, or other distributions with respect to, any shares of Common Stock except as provided in Article Eleven of the Indenture. Upon conversion of a Security, except as provided in the Indenture with respect to interest payable on Securities or portions thereof converted after a Regular Record Date, that portion of accrued and unpaid interest on the converted Securities attributable to the period from the most recent Interest Payment Date through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the shares of Common Stock (together with the cash payment, if any, in lieu of fractional shares) for the Security being converted pursuant to the provisions hereof. The Company will not adjust the Conversion Rate to account for accrued interest, if any.

      7. A Security in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

      8. The initial Conversion Rate is 20.1106 shares of Common Stock per $1,000 principal amount of Securities, subject to adjustment in certain events described in the Indenture. A Holder that surrenders Securities for conversion will receive cash in lieu of any fractional shares of Common Stock.

      9. To surrender a Security for conversion, a Holder must (1) complete and manually sign the irrevocable (except as provided in Section 1102 of the Indenture) conversion notice substantially in the form attached hereto (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents, (4) if required, pay any transfer or similar tax, and (5) if required, pay funds equal to interest payable on the next Interest Payment Date.

      10. A Holder may convert a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the shares of Common Stock except as provided in the Indenture. On conversion of a Security, the Holder will not receive any cash payment representing accrued interest with respect to the converted Securities. Instead, upon conversion the Company will deliver to the Holder a fixed number of shares of Common Stock and any cash payment to account for fractional shares. Accrued interest will be deemed paid in full rather than canceled, extinguished or forfeited. Neither the Company nor the Guarantor will adjust the Conversion Rate to account for accrued interest.

      11. The Conversion Rate will be adjusted as provided in Article Eleven of the Indenture.

      12. The Securities are in registered form without coupons in denominations of $1,000 and multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of any redemption of fewer than all of the outstanding Securities, the Security Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or issue, register the transfer of or exchange any Securities for a period of 15 days before the mailing of the redemption notice. In addition, the Security Registrar need not register the transfer of or exchange any Securities in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased).

      13. The registered Holder of this Security may be treated as the owner of it for all purposes (subject to Section 208 of the Indenture).

      14. The Trustee and the Paying Agent shall return to the Company upon Company Request any money or property held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company, either (a) cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company or (b) cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

      15. The Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities; provided, however, that the consent of each Holder affected is required to (i) change the stated maturity of the principal or interest on the Security, or reduce the principal amount or interest payable or change the currency in which the Securities are payable, or impair the right to bring suit to enforce any payment, (ii) reduce the percentage of holders whose consent is required for any supplemental indenture or waiver, (iii) modify certain terms of the conversion rights under the

Indenture as set forth in the Indenture, or (iv) modify the provisions of the Indenture relating to supplemental indentures and waivers of past defaults.

      16. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company, the Guarantor and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Articles Ten and Thirteen of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add additional provisions for the benefit of the Holders, or to add additional covenants of the Company or the Guarantor, or surrender rights and powers conferred on the Company or the Guarantor, or to comply with any request of the SEC in connection with qualifying the Indenture under the Trust Indenture Act, to make provisions with respect to the conversion right in the event of an occurrence pursuant to Articles Ten or Thirteen of the Indenture, or to make any change that does not adversely affect the rights of any Holder.

      17. Subject to certain exceptions set forth in the Indenture, any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Holder affected) may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Securities.

      18. Under the Indenture, Events of Default include (1) default for 30 days in payment of interest when due on the Securities; (2) default in payment of principal on the Securities at Stated Maturity, upon required repurchase or upon optional redemption, upon declaration or otherwise; (3) the failure to deliver shares of Common Stock upon the due exercise of the conversion right in the Securities; (4) default in the performance of, or breach of, any covenant or warranty of the Company or the Guarantor in the Indenture and continuance of such default or breach for a period of 60 days after there has been given, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default"; (5) a matured event of default, as defined in any of the Company's or Guarantor's instruments under which there may be issued or evidenced any debt of the Company or the Guarantor, as applicable, that has resulted in the acceleration of such debt, in excess of $40,000,000 or any default in payment of debt in excess of $40,000,000 at the final maturity (and after the expiration of any applicable grace or cure periods); provided that the waiver or cure of any default under any such instrument and the rescission and annulment of the consequences thereof shall constitute a waiver or cure of the corresponding default under the Indenture and a rescission and annulment of the corresponding consequences under the Indenture; (6) certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor (the "bankruptcy events"). However, a default under clause (4) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company or the Guarantor, as the case may be, of the default and the Company or the Guarantor, as the case may be, does not cure such default within the time specified in clause (4) hereof after receipt of such notice.

      19. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities by written notice to the Company to be due and payable immediately.

      20. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default or Event of Default (except a default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

      21. Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

      22. The Guarantor will be responsible for making all calculations called for under the Securities. These calculations include, but are not limited to, determination of the Applicable Stock Price, Current Market Price, Closing Sale Price, Spin-off Market Price, Market Price, Sale Price, accrued interest payable (including Additional Amounts) on the Securities and the Conversion Rate of the Securities. The Guarantor will make these calculations in good faith and, absent manifest error, these calculations will be final and biding on the Holders. The Guarantor will be required to deliver to each of the Trustee, the Paying Agent and the Conversion Agent a schedule of its calculations and each of the Trustee, the Paying Agent and the Conversation Agent will be entitled to rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Guarantor's calculations to any Holder upon the request of such Holder.

      23. No recourse shall be had for the payment of the principal of, or interest on, any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any officer, member, manager or director, as such, past, present or future of the Company, the Guarantor or of any predecessor or successor of the Company or the Guarantor (either directly or through the Company, the Guarantor or a predecessor or successor of the Company or the Guarantor), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. It being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company, and the Guarantees are solely obligations of the Guarantor and that no personal liability whatsoever shall attach to, or be incurred by, officer, member, manager or director, past, present or future, of the Company, the Guarantor or of any predecessor or successor of the Company or the Guarantor, either directly or indirectly through the Company, the Guarantor or any predecessor or successor of the Company or the Guarantor, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

      24. This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

      THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

            PPL Energy Supply, LLC
            Two North Ninth Street
            Allentown, Pennsylvania 18101-1179
            Attention: Vice President-Finance and Treasurer

                                ASSIGNMENT FORM

            To assign this Security, fill in the form below:

            I or we assign and transfer this Security to

            _________________________________________________________
              (Print or type assignee's name, address and zip code)

                _________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. No.)

      and irrevocably appoint ___________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:____________________            Your Signature: ___________________________

Signature Guarantee:____________________________________________________________
                         (Signature must be guaranteed)

________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

[ ]   1           acquired for the undersigned's own account, without transfer;
                  or

[ ]   2           transferred to the Company; or

[ ]   3           transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act");
                  or

[ ]   4           transferred pursuant to an effective registration statement under the Securities Act; or

[ ]   5           transferred to an institutional "accredited investor" (as
                  defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 211(b) of the Indenture); or

[ ]   6           transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) or (6) is checked, the Company may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                                 _______________________________
                                                 Signature
Signature Guarantee:

______________________________                   _______________________________
(Signature must be guaranteed)                   Signature

________________________________________________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

______________________________
Dated:

                            FORM OF CONVERSION NOTICE

To:   PPL Energy Supply, LLC

      The undersigned registered holder of this Security hereby exercises the option to convert this Security, or portion hereof (which is $1,000 principal amount or an integral multiple thereof) designated below, for shares of Common Stock of PPL Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares, if any, issuable and deliverable upon such conversion, together with any check for cash in lieu of fractional shares deliverable upon such conversion, and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

      This notice shall be deemed to be an irrevocable exercise of the option to convert this Security.

Dated:                         _________________________________________________

                               _________________________________________________
                                                 Signature(s)

                               Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Securities to be delivered, other than to or in the name of the registered holder.

                               _________________________________________________
                                               Signature Guarantee

Fill in for registration of shares
if to be delivered, and Securities
if to be issued other than to and
in the name of registered holder:

_________________________________
(Name)                                  Certificate No.(s) of Securities (not
                                        required for Global Securities)
                                        _________________


_________________________________
(Street Address)                        Principal amount to be converted
                                        (if less than all): $__________,000


_________________________________       ________________________________________
(City state and zip code)               Social Security or Other Taxpayer Number
Please print name and address

                   FORM OF FUNDAMENTAL CHANGE PURCHASE NOTICE

To:   PPL Energy Supply, LLC

      The undersigned registered holder of this Security hereby acknowledges receipt of a notice from PPL Energy Supply, LLC (the "Company") as to the occurrence of a Fundamental Change with respect to the PPL Corporation and requests and instructs the Company to repurchase this Security, or the portion hereof (which is $1,000 principal amount or a integral multiple thereof) designated below, in accordance with the terms and conditions specified in this Security and the Indenture referred to in this Security and directs that the check in payment for this Security or the portion thereof and any Securities representing any unrepurchased principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If any portion of this Security not repurchased is to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

Dated:                         _________________________________________________

                               _________________________________________________
                                                 Signature(s)

                               Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if Securities are to be delivered, other than to or in the name of the registered holder.

                               _________________________________________________
                                               Signature Guarantee

Fill in for registration of Securities if to be issued other than to and in the name of registered holder:

_________________________________
(Name)                                  Certificate No.(s) of Securities (not
                                        required for Global Securities)
                                        __________________


_________________________________
(Street Address)                        Principal amount to be purchased
                                        (if less than all): $__________,000


_________________________________       ________________________________________
(City state and zip code)               Social Security or Other Taxpayer Number
Please print name and address

                             FORM OF PURCHASE NOTICE

To:   PPL Energy Supply, LLC

      The undersigned registered holder of this Security hereby acknowledges receipt of a notice from PPL Energy Supply, LLC (the "Company") as to the holder's option to require the Company to repurchase this Security and requests and instructs the Company to repurchase this Security, or the portion hereof (which is $1,000 principal amount or a integral multiple thereof) designated below, in accordance with the terms and conditions specified in this Security and the Indenture referred to in this Security and directs that the check or shares of Common Stock in payment for this Security or the portion thereof and any Securities representing any unrepurchased principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If any portion of this Security not repurchased is to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

Dated:                         _________________________________________________

                               _________________________________________________
                                                 Signature(s)

                               Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if Securities are to be delivered, other than to or in the name of the registered holder.

                               _________________________________________________
                                               Signature Guarantee

Fill in for registration of Securities if to be issued other than to and in the name of registered holder:

_________________________________
(Name)                                  Certificate No.(s) of Securities (not
                                        required for Global Securities)
                                        _________________


_________________________________
(Street Address)                        Principal amount to be purchased
                                        (if less than all): $__________,000


_________________________________       ________________________________________
(City state and zip code)               Social Security or Other Taxpayer Number
Please print name and address

In the event PPL Corporation decides to pay all of the purchase price in shares of PPL Corporation Common Stock but proves unable to satisfy the conditions for Common Stock payment and ultimately has to pay cash, I wish to:

____ Withdraw this purchase notice with respect to all or a portion of the Securities listed therein (set forth principal amount and certificate numbers, if any, of the Securities as to which such withdrawal relates ______________________________________________________________).

____ Receive cash for the entire Purchase Price for all the Securities listed in this purchase notice.

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

  The following increases or decreases in this Global Security have been made:

  Date of      Amount of decrease in      Amount of increase in    Principal Amount of this    Signature of authorized
  Exchange    Principal Amount of this   Principal Amount of this  Global Security following   signatory of Trustee or
                  Global Security            Global Security       such decrease or increase     Securities Custodian
------------  ------------------------   ------------------------  -------------------------  --------------------------

